                                               Filed Pursuant to Rule 497(b)
                                               Registration File No.: 333-107642



                      MORGAN STANLEY NEW DISCOVERIES FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY NEW DISCOVERIES FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley New Discoveries Fund ("New Discoveries") to be held in Conference Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 10:00 a.m., New York time, on December 16, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between New Discoveries and Morgan Stanley Developing Growth Securities Trust ("Developing Growth"), pursuant to which substantially all of the assets of New Discoveries would be combined with those of Developing Growth and shareholders of New Discoveries would become shareholders of Developing Growth receiving shares of Developing Growth with a value equal to the value of their holdings in New Discoveries (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 30, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF NEW DISCOVERIES RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,



                                            MARY E. MULLIN,
                                            Secretary

October 14, 2003


--------------------------------------------------------------------------------

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

--------------------------------------------------------------------------------

                     MORGAN STANLEY DEVELOPING GROWTH FUND

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                      MORGAN STANLEY NEW DISCOVERIES FUND

                       BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley New Discoveries Fund ("New Discoveries") in connection with an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of New Discoveries will be combined with those of Morgan Stanley Developing Growth Securities Trust ("Developing Growth") in exchange for shares of Developing Growth (the "Reorganization"). As a result of this transaction, shareholders of New Discoveries will become shareholders of Developing Growth and will receive shares of Developing Growth with a value equal to the value of their holdings in New Discoveries. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between New Discoveries and Developing Growth, attached hereto as Exhibit A. The address of New Discoveries is that of Developing Growth set forth above. This Proxy Statement also constitutes a Prospectus of Developing Growth, which is dated October 14, 2003, filed by Developing Growth with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     Developing Growth is an open-end diversified management investment company whose investment objective is to seek long-term capital growth. The fund normally invests at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell the fund's Investment Manager, Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy.


     This Proxy Statement and Prospectus sets forth concisely information about Developing Growth that shareholders of New Discoveries should know before voting on the Reorganization Agreement. A copy of the Prospectus for Developing Growth dated November 29, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Developing Growth's Annual Report for the fiscal year ended September 30, 2002 and succeeding Semi-Annual Report for the six months ended March 31, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated October 14, 2003, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are New Discoveries' Prospectus, dated October 31, 2002, Annual Report for its fiscal year ended August 31, 2002 and succeeding Semi-Annual Report for the six months ended February 28, 2003. Such documents are available without charge by calling (800) 869-NEWS (toll-free).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER 14, 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS





                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      2
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      4
SYNOPSIS .................................................................................      5
  The Reorganization .....................................................................      5
  Fee Table ..............................................................................      5
  Tax Consequences of the Reorganization .................................................      9
  Comparison of New Discoveries and Developing Growth ....................................      9
PRINCIPAL RISK FACTORS ...................................................................     12
THE REORGANIZATION .......................................................................     14
  The Proposal ...........................................................................     14
  The Board's Consideration ..............................................................     14
  The Reorganization Agreement ...........................................................     15
  Tax Aspects of the Reorganization ......................................................     17
  Description of Shares ..................................................................     19
  Capitalization Table (unaudited) .......................................................     19
  Appraisal Rights .......................................................................     20
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     20
  Investment Objectives and Policies .....................................................     20
  Investment Restrictions ................................................................     21
ADDITIONAL INFORMATION ABOUT NEW DISCOVERIES AND DEVELOPING
 GROWTH ..................................................................................     22
  General ................................................................................     22
  Financial Information ..................................................................     22
  Management .............................................................................     22
  Description of Securities and Shareholder Inquiries ....................................     22
  Dividends, Distributions and Taxes .....................................................     22
  Purchases, Repurchases and Redemptions .................................................     22
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     23
FINANCIAL STATEMENTS AND EXPERTS .........................................................     23
LEGAL MATTERS ............................................................................     23
AVAILABLE INFORMATION ....................................................................     23
OTHER BUSINESS ...........................................................................     24
Exhibit A - Agreement and Plan of Reorganization, dated July 31, 2003, by and between New
 Discoveries and Developing Growth .......................................................    A-1
Exhibit B - Prospectus of Developing Growth dated November 29, 2002 ......................    B-1

                      MORGAN STANLEY NEW DISCOVERIES FUND
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 16, 2003


                                 INTRODUCTION


GENERAL


     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley New Discoveries Fund ("New Discoveries"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of New Discoveries (the "Board") of proxies to be used at the Special Meeting of Shareholders of New Discoveries to be held in Conference Room 209, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 10:00 a.m., New York time, on December 16, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about October 15, 2003.


     At the Meeting, New Discoveries shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 31, 2003 (the "Reorganization Agreement"), between New Discoveries and Morgan Stanley Developing Growth Securities Trust ("Developing Growth"), pursuant to which substantially all of the assets of New Discoveries will be combined with those of Developing Growth in exchange for shares of Developing Growth. As a result of this transaction, Shareholders will become shareholders of Developing Growth and will receive shares of Developing Growth equal to the value of their holdings in New Discoveries on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of New Discoveries currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of New Discoveries will receive Class A, Class B, Class C or Class D shares of Developing Growth, respectively. The shares to be issued by Developing Growth pursuant to the Reorganization (the "Developing Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Developing Growth is set forth herein and in Developing Growth's current Prospectus, dated November 29, 2002 ("Developing Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning New Discoveries contained herein has been supplied by New Discoveries and the information concerning Developing Growth contained herein has been supplied by Developing Growth.


     Please note that shareholders of the Morgan Stanley Next Generation Fund ("Next Generation") are also being asked to approve the merger of substantially all of its assets into Developing Growth at a shareholder meeting on or about December 16, 2003. The proposed mergers of Next Generation and New Discoveries into Developing Growth are not contingent on one another.

RECORD DATE; SHARE INFORMATION


     The Board has fixed the close of business on September 30, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 28,534,959.597 shares of New Discoveries issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Developing Growth as of the Record
Date:




                              NAME AND ADDRESS            % OF OWNERSHIP     AMOUNT OF OWNERSHIP
                     ---------------------------------   ----------------   --------------------
Class A ..........   State Street Bank and Trust Co.           79.94%            1,213,663.765
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2316
Class B ..........                    --                          --                  --
Class C ..........                    --                          --                  --
Class D ..........                    --                          --                  --



     As of the Record Date, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of New Discoveries. The percentage ownership of shares of New Discoveries changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

     As of the Record Date, the trustees and officers of New Discoveries, as a group, and the trustees and officers of Developing Growth, as a group, each owned less than 1% of the outstanding shares of their respective funds.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of New Discoveries, 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of New Discoveries present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non votes" will not be counted for purposes of approving an adjournment.


EXPENSES OF SOLICITATION


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by New Discoveries, which expenses are expected to approximate $277,600. New Discoveries and Developing Growth will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of New Discoveries or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, New Discoveries will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, New Discoveries may employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by Alamo or D.F. King, New Discoveries would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.


     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. New Discoveries has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder telephone calls by Alamo, expenses would be approximately

$1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses would range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request which would be borne by New Discoveries.



VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of New Discoveries represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, New Discoveries will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Developing Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of New Discoveries, subject to stated liabilities, to Developing Growth in exchange for the Developing Growth Shares. The aggregate net asset value of the Developing Growth Shares issued in the exchange will equal the aggregate value of the net assets of New Discoveries received by Developing Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), New Discoveries will distribute the Developing Growth Shares received by New Discoveries to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of New Discoveries and New Discoveries will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Developing Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of New Discoveries transferred to Developing Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of New Discoveries currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of New Discoveries will become a holder of Class A, Class B, Class C or Class D shares of Developing Growth, respectively. Shareholders holding their shares of New Discoveries in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Developing Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Developing Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, New Discoveries will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of New Discoveries' investment company taxable income for all periods since the inception of New Discoveries through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of New Discoveries' net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF NEW DISCOVERIES ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF NEW DISCOVERIES AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of New Discoveries and Developing Growth may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and reflect information for New Discoveries for its fiscal year ended August 31, 2002, and for Developing Growth for its fiscal year ended September 30, 2002. New Discoveries and Developing Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Developing Growth) reflecting what the fee schedule would have been on March 31, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.



     As previously mentioned, shareholders of Next Generation are being asked to approve the merger of substantially all of its assets into Developing Growth at a shareholder meeting on or about December 16, 2003. The following table also sets forth pro forma fees for the surviving combined fund (Developing Growth) in the event the mergers of both New Discoveries and Next Generation into Developing Growth (the "Combined Merger") are approved.



Shareholder Fees



                                                                                                                   PRO FORMA
                                                                                                 PRO FORMA          COMBINED
                                                                                                  COMBINED           MERGER
                                                                NEW            DEVELOPING       (DEVELOPING       (DEVELOPING
                                                            DISCOVERIES          GROWTH           GROWTH)           GROWTH)
                                                          ---------------   ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none              none
Class C ...............................................       none              none              none              none
Class D ...............................................       none              none              none              none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none              none              none
Class B ...............................................       none              none              none              none
Class C ...............................................       none              none              none              none
Class D ...............................................       none              none              none              none
MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none (2)          none(2)           none(2)           none(2)
Class B ...............................................      5.00%(3)          5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none              none
REDEMPTION FEES
Class A ...............................................       none              none              none              none
Class B ...............................................       none              none              none              none
Class C ...............................................       none              none              none              none
Class D ...............................................       none              none              none              none
EXCHANGE FEE
Class A ...............................................       none              none              none              none
Class B ...............................................       none              none              none              none
Class C ...............................................       none              none              none              none
Class D ...............................................       none              none              none              none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)



                                                                                            PRO FORMA
                                                                          PRO FORMA          COMBINED
                                                                           COMBINED           MERGER
                                             NEW         DEVELOPING      (DEVELOPING       (DEVELOPING
                                         DISCOVERIES       GROWTH         GROWTH)(5)        GROWTH)(5)
                                        -------------   ------------   ---------------   ---------------
MANAGEMENT FEES
Class A .............................        1.00%           0.50%           0.50%             0.50%
Class B .............................        1.00%           0.50%           0.50%             0.50%
Class C .............................        1.00%           0.50%           0.50%             0.50%
Class D .............................        1.00%           0.50%           0.50%             0.50%
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................        0.24%           0.22%           0.22%             0.22%
Class B .............................        1.00%           1.00%           1.00%             1.00%
Class C .............................        1.00%           1.00%           0.99%             0.99%
Class D .............................        none            none            none              none
OTHER EXPENSES
Class A .............................        0.39%           0.30%           0.38%(6)          0.40%(7)
Class B .............................        0.39%           0.30%           0.38%(6)          0.40%(7)
Class C .............................        0.39%           0.30%           0.38%(6)          0.40%(7)
Class D .............................        0.39%           0.30%           0.38%(6)          0.40%(7)
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................        1.63%           1.02%           1.10%             1.12%
Class B .............................        2.39%           1.80%           1.88%             1.90%
Class C .............................        2.39%           1.80%           1.87%             1.89%
Class D .............................        1.39%           0.80%           0.88%             0.90%


----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" in each fund's Prospectus for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).


(5) The Pro Forma operating expenses of the combined fund (Developing Growth) and the Combined Merger reflect an increase in "Other expenses" and a corresponding increase in "Total annual fund operating expenses" primarily due to a reduction in assets of Developing Growth within the measuring period of such Pro Formas.


(6) Upon completion of the Reorganization, the Investment Manager has agreed to reimburse or waive $58,000 in expenses of the Combined Fund for the first year of combined operations.


(7) Upon completion of the Combined Merger the Investment Manager has agreed to reimburse or waive $180,000 in expenses of the Combined Merger fund (which includes New Discoveries and Next Generation into Developing Growth) for the first year of combined operations.

EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either New Discoveries, Developing Growth or the new combined fund (Developing Growth), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). This example also shows the effects of the Combined Merger. Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.


     If a Shareholder SOLD His Shares:






                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                --------   ---------   ---------   ---------
New Discoveries
 Class A ....................................     $682      $1,012      $1,365      $2,356
 Class B ....................................      742       1,045       1,475       2,726
 Class C ....................................      342         745       1,275       2,726
 Class D ....................................      142         440         761       1,669
Developing Growth
 Class A ....................................     $624      $  833      $1,059      $1,707
 Class B ....................................      683         866       1,175       2,116
 Class C ....................................      283         566         975       2,116
 Class D ....................................       82         255         444         990
Pro Forma Combined (Developing Growth)
 Class A ....................................     $631      $  856      $1,099      $1,795
 Class B ....................................      691         891       1,216       2,201
 Class C ....................................      290         588       1,011       2,190
 Class D ....................................       90         281         488       1,084
Pro Forma Combined Merger (Developing Growth)
 Class A ....................................     $633      $  862      $1,110      $1,817
 Class B ....................................      693         897       1,226       2,222
 Class C ....................................      292         594       1,021       2,212
 Class D ....................................       92         287         498       1,108

     If a Shareholder HELD His Shares:





                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                --------   ---------   ---------   ---------
New Discoveries
 Class A ....................................     $682      $1,012      $1,365      $2,356
 Class B ....................................      242         745       1,275       2,726
 Class C ....................................      242         745       1,275       2,726
 Class D ....................................      142         440         761       1,669
Developing Growth
 Class A ....................................     $624      $  833      $1,059      $1,707
 Class B ....................................      183         566         975       2,116
 Class C ....................................      183         566         975       2,116
 Class D ....................................       82         255         444         990
Pro Forma Combined (Developing Growth)
 Class A ....................................     $631      $  856      $1,099      $1,795
 Class B ....................................      191         591       1,016       2,201
 Class C ....................................      190         588       1,011       2,190
 Class D ....................................       90         281         488       1,084
Pro Forma Combined Merger (Developing Growth)
 Class A ....................................     $633      $  862      $1,110      $1,817
 Class B ....................................      193         597       1,026       2,222
 Class C ....................................      192         594       1,021       2,212
 Class D ....................................       92         287         498       1,108


     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.

     The purpose of the foregoing fee table and example is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of New Discoveries and Developing Growth -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, New Discoveries will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by New Discoveries or the Shareholders of New Discoveries for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF NEW DISCOVERIES AND DEVELOPING GROWTH

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of New Discoveries is to seek long-term capital growth. Similarly, the investment objective of Developing Growth is to seek long-term capital growth.

     New Discoveries seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified mix of common stocks of medium-sized companies with market capitalizations, at the time of purchase, that fall within the range of companies included within the Russell Midcap Growth Index. As of September 30, 2002, these market capitalizations range between $244 million and $11.4 billion. The remaining 35% of New Discoveries' assets may be invested in common stocks of companies with market capitalizations which exceed or fall below the range of companies included within the Russell Midcap Growth Index, as well as in other equity securities including preferred stocks, convertible securities, and rights and warrants. Developing Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. Up to 10% of the fund's net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. The remaining 35% of Developing Growth's assets may be invested in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities and investment grade debt securities.

     When selecting investments for the New Discoveries' portfolio, New Discoveries' Sub-Advisor, Morgan Stanley Investments LP, focuses on companies that, in its view, demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising earnings estimates, rising profitability, attractive business models and strong cash flow. The Sub-Advisor utilizes a quantitative screening process to identify a list of potential investments and then applies a fundamental "bottom-up" approach and valuation analysis in order to arrive at overall stock selection and sector allocation. New Discoveries may also invest in securities issued in initial public offerings ("IPOs").

     In deciding which securities to buy, hold or sell, Developing Growth's Investment Manager analyzes a company's potential to grow much more rapidly than the economy. Developing Growth's other equity securities may include convertible securities and preferred stocks. Developing Growth will invest primarily in smaller and medium-sized companies. Developing Growth's Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. Developing Growth may also invest in securities issued in IPOs.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both New Discoveries and Developing Growth are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. New Discoveries and Developing Growth obtain management services from Morgan Stanley Investment Advisors Inc. Morgan Stanley Investment Advisors Inc. has contracted with the Sub-Advisor, Morgan Stanley Investments LP, to invest New Discoveries' assets. For the fiscal year ended August 31, 2002, New Discoveries paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 1.00% of the fund's average daily net assets. With respect to Developing Growth, for the fiscal year ended September 30, 2002, the fund paid Morgan Stanley Investment Advisors Inc. monthly compensation calculated daily by applying the annual rate of 0.50% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both New Discoveries and Developing Growth have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, New Discoveries' Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0%. Developing Growth's Plan provides that, with respect to Class B, the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Developing Growth's shares, see the section entitled "Share Class Arrangements" in Developing Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of New Discoveries and Developing Growth are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both New Discoveries and Developing Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but generally are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:




                                         CLASS B SHARES OF NEW DISCOVERIES AND
   YEAR SINCE PURCHASE PAYMENT MADE                DEVELOPING GROWTH
-------------------------------------   --------------------------------------
     First ..........................                    5.0%
     Second .........................                    4.0%
     Third ..........................                    3.0%
     Fourth .........................                    2.0%
     Fifth ..........................                    2.0%
     Sixth ..........................                    1.0%
     Seventh and thereafter .........                    none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Developing Growth and New Discoveries are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of New Discoveries and Developing Growth, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of New Discoveries and Developing Growth may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Developing Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Developing Growth).

     Developing Growth shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., New Discoveries) will be counted. During the period of time a Developing Growth or New Discoveries Shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both New Discoveries and Developing Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Developing Growth, see the section entitled "How to Exchange Shares" in Developing Growth's Prospectus.

     Shareholders of New Discoveries and Developing Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both New Discoveries and Developing Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. New Discoveries and Developing Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. New Discoveries and Developing Growth pay dividends from net investment income annually. Both Funds usually distribute net capital gains, if any, in December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price and return of Developing Growth and New Discoveries will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks and Developing Growth also invests in other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

     Both funds may invest in foreign securities. With respect to New Discoveries, the fund may invest up to 5% of its net assets in foreign securities not traded in the United States on a national securities exchange. Developing Growth may invest up to 10% of its net assets in such foreign securities. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

     Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities.

     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Developing Growth invests in stocks of small and both funds invest in stocks of medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies, and the industries in which they are focused, are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. While some of Developing Growth's holdings in small capitalization companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the fund's ability to sell certain securities at favorable prices and may also make it difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's securities.

     In addition, both funds may invest in securities issued in IPOs. Purchases of shares issued in IPOs expose both funds to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.

     Developing Growth may also invest in fixed-income securities, which are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

     Both funds may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning Developing Growth's convertible securities investment, these investments may be speculative in nature.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of New Discoveries and in Developing Growth's Prospectus, both of which are incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of New Discoveries, including the Independent Trustees, having reviewed the financial position of New Discoveries and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of New Discoveries and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of New Discoveries.


THE BOARD'S CONSIDERATION

     At a meeting held on July 31, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of New Discoveries and Developing Growth. The Board also considered other factors, including, but not limited to: New Discoveries' inability to grow assets as expected, the general compatibility of the investment objectives, policies and restrictions of New Discoveries and Developing Growth; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by New Discoveries and Developing Growth in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of New Discoveries considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the combined fund (Developing Growth) will be lower on a percentage basis than the expenses per share of each corresponding class of New Discoveries. This is attributable to the fact that the investment management fee rate paid by Developing Growth for its last fiscal year (0.50%) is substantially lower than the investment management fee rate paid by New Discoveries for its last fiscal year (1.00%). The Board also noted that Developing Growth's "Other Expenses" for its last fiscal year (0.30%) were substantially lower than New Discoveries' "Other Expenses" for its last fiscal year (0.39%). The Board also considered that, upon completion of the Reorganization, the Investment Manager has agreed to reimburse or waive $58,000 in expenses of the combined fund for the first year of combined operations. Further, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.


     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by New Discoveries or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Developing Growth, including a majority of the Independent Trustees of Developing Growth, also has determined that the Reorganization is in the best interests of Developing Growth and its shareholders and that the interests of existing shareholders of Developing Growth will not be diluted as a result thereof. The transaction will enable Developing Growth to acquire investment securities which are consistent with Developing Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) New Discoveries will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by New Discoveries as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Developing Growth on the Closing Date in exchange for the assumption by Developing Growth of stated liabilities of New Discoveries, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of New Discoveries prepared by the Treasurer of New Discoveries as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Developing Growth Shares; (ii) such Developing Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) New Discoveries would be dissolved; and (iv) the outstanding shares of New Discoveries would be canceled.

     The number of Developing Growth Shares to be delivered to New Discoveries will be determined by dividing the aggregate net asset value of each class of shares of New Discoveries acquired by Developing Growth by the net asset value per share of the corresponding class of shares of Developing Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as New Discoveries and Developing Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of New Discoveries had an aggregate net asset value (not including any Cash Reserve of New Discoveries) of $100,000. If the net asset value per Class B share of Developing Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Developing Growth to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of

Developing Growth would be distributed to the former Class B Shareholders of New Discoveries. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, New Discoveries will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Developing Growth Shares it receives. Each Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of New Discoveries currently held by that Shareholder. Accordingly, the Developing Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Developing Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of New Discoveries, respectively. Developing Growth will cause its transfer agent to credit and confirm an appropriate number of Developing Growth Shares to each Shareholder. Certificates for Developing Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Developing Growth. Shareholders who wish to receive certificates representing their Developing Growth Shares must, after receipt of their confirmations, make a written request to Developing Growth's transfer agent, Morgan Stanley Trust, 1221 Avenue of the Americas, New York, New York 10020. Shareholders of New Discoveries holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Developing Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Developing Growth Shares received until the old certificates have been surrendered.

     The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by New Discoveries or Developing Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of New Discoveries and Developing Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, New Discoveries shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of New Discoveries that received Developing Growth Shares. New Discoveries shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Developing Growth to Shareholders of record of New Discoveries.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of New Discoveries (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Developing Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if New Discoveries recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of New Discoveries at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by New Discoveries thereafter will be treated as requests for redemption of shares of Developing Growth.


TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, New Discoveries and Developing Growth will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by New Discoveries and Developing Growth (including a representation to the effect that Developing Growth has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of New Discoveries acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of New Discoveries' assets in exchange for the Developing Growth Shares and the assumption by Developing Growth of certain stated liabilities of New Discoveries followed by the distribution by New Discoveries of the Developing Growth Shares to Shareholders in exchange for their New Discoveries shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and New Discoveries and Developing Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Developing Growth upon the receipt of the assets of New Discoveries solely in exchange for the Developing Growth Shares and the assumption by Developing Growth of the stated liabilities of New Discoveries;

     3. No gain or loss will be recognized by New Discoveries upon the transfer of the assets of New Discoveries to Developing Growth in exchange for the Developing Growth Shares and the assumption by Developing Growth of the stated liabilities or upon the distribution of Developing Growth Shares to Shareholders in exchange for their New Discoveries shares;


     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of New Discoveries for the Developing Growth Shares;

     5. The aggregate tax basis for the Developing Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in New Discoveries held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Developing Growth Shares to be received by each Shareholder will include the period during which the shares in New Discoveries surrendered in exchange therefor were held (provided such shares in New Discoveries were held as capital assets on the date of the Reorganization);


     7. The tax basis of the assets of New Discoveries acquired by Developing Growth will be the same as the tax basis of such assets of New Discoveries immediately prior to the Reorganization; and

     8. The holding period of the assets of New Discoveries in the hands of Developing Growth will include the period during which those assets were held by New Discoveries.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither New Discoveries nor Developing Growth has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO NEW DISCOVERIES AND DEVELOPING GROWTH. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of New Discoveries. The effect of any such limitations will depend on the existence and amount of New Discoveries and Developing Growth capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the aggregate fair market value of its assets on the date of the Reorganization exceeds its aggregate tax basis in such assets and a fund will have built-in capital losses if its aggregate tax basis in its assets exceeds the aggregate fair market value of such assets on the date of the Reorganization.

     As of August 31, 2002, New Discoveries had capital loss carryovers of approximately $272 million and as of September 30, 2002, Developing Growth had capital loss carryovers of approximately $222 million. Developing Growth's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of New Discoveries held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of Developing Growth held by the combined fund. However, the combined fund will be unable to utilize Developing Growth's capital loss carryovers to offset any capital gains recognized on the disposition of New Discoveries' assets acquired in the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of June 30, 2003, New Discoveries had net unrealized capital gains of approximately $17 million.

     Additionally, subject to the limitation described in the succeeding paragraph, New Discoveries' capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of Developing Growth held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of New Discoveries held by the combined fund. However, the combined fund will be unable to utilize New Discoveries' capital loss carryovers to offset any capital gains recognized on the disposition of assets held by Developing Growth as of the date of the Reorganization to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of June 30, 2003, Developing Growth had net unrealized capital gains of approximately $41 million.

     In addition, under the Code, there will be a limitation on the amount of New Discoveries' capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on June 27, 2003, each year approximately $6.2 million of New Discoveries' capital loss carryovers would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of New Discoveries will not be able to be utilized. However, the overall effect of this limitation may be minimized by the fact that, other than as described above, Developing Growth's $222 million capital loss carryforward may be utilized by the combined fund.

DESCRIPTION OF SHARES

     Developing Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Developing Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Developing Growth, like Class B shares of New Discoveries, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes and with no additional sales charge. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.



CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Developing Growth and New Discoveries (as well as Next Generation) as of June 30, 2003 and on a pro forma combined basis as if the Reorganization (as well as the Combined Merger) had occurred on that date:



                                                                                        NET ASSET
                                                                            SHARES        VALUE
                                                         NET ASSETS      OUTSTANDING    PER SHARE
                                                       --------------   -------------  ----------
                     CLASS A
----------------------------------------------------
New Discoveries ....................................   $ 13,118,418      2,802,311       $ 4.68
Developing Growth ..................................   $ 21,714,589      1,411,703       $15.38
Combined Fund (Developing Growth) (pro forma) ......   $ 34,833,007      2,264,656       $15.38
Next Generation ....................................   $  1,400,378        225,866       $ 6.20
Combined Merger (Developing Growth) (pro forma).....   $ 36,233,385      2,355,708       $15.38
                     CLASS B
-----------------------------------------------------
New Discoveries ....................................   $ 97,874,206     21,351,664       $ 4.58
Developing Growth ..................................   $282,253,074     19,494,583       $14.48
Combined Fund (Developing Growth) (pro forma) ......   $380,127,280     26,253,851       $14.48
Next Generation ....................................   $ 15,753,349      2,608,616       $ 6.04
Combined Merger (Developing Growth) (pro forma).....   $395,880,629     27,341,790       $14.48
                     CLASS C
-----------------------------------------------------
New Discoveries ....................................   $ 23,819,416      5,212,060       $ 4.57
Developing Growth ..................................   $  6,258,978        431,183       $14.52
Combined Fund (Developing Growth) (pro forma) ......   $ 30,078,394      2,071,639       $14.52
Next Generation ....................................   $  2,316,132        383,551       $ 6.04
Combined Merger (Developing Growth) (pro forma).....   $ 32,394,526      2,231,152       $14.52
                     CLASS D
-----------------------------------------------------
New Discoveries ....................................   $  4,050,250        859,869       $ 4.71
Developing Growth ..................................   $ 93,033,016      5,945,474       $15.65
Combined Fund (Developing Growth) (pro forma) ......   $ 97,083,266      6,204,276       $15.65
Next Generation ....................................   $    820,214        131,336       $ 6.25
Combined Merger (Developing Growth) (pro forma).....   $ 97,903,480      6,256,686       $15.65
                  TOTAL CLASS A, B, C, D
-----------------------------------------------------
New Discoveries ....................................   $138,862,290          --            --
Developing Growth ..................................   $403,259,657          --            --
Combined Fund (Developing Growth) (pro forma) ......   $542,121,947          --            --
Next Generation ....................................   $ 20,290,073          --            --
Combined Merger (Developing Growth) (pro forma).....   $562,412,020          --            --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     New Discoveries' investment objective is to seek long-term capital growth. Similarly, Developing Growth's investment objective is to seek long-term capital growth.


     New Discoveries seeks to achieve its investment objective by normally investing at least 65% of its assets in a diversified mix of common stocks of medium-sized companies with market capitalizations, at the time of purchase, that fall within the range of companies included within the Russell Midcap Growth Index. As of September 30, 2002, these market capitalizations range between $244 million and $11.4 billion. The remaining 35% of New Discoveries' assets may be invested in common stocks of companies with market capitalizations which exceed or fall below the range of companies included within the Russell Midcap Growth Index, as well as in other equity securities including preferred stocks, convertible securities, and rights and warrants. Up to 5% of the New Discoveries' net assets may be invested in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

     When selecting investments for the New Discoveries' portfolio, New Discoveries' Sub-Advisor focuses on companies that, in its view, demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising earnings estimates, rising profitability, attractive business models and strong cash flow. The Sub-Advisor utilizes a quantitative screening process to identify a list of potential investments and then applies a fundamental "bottom-up" approach and valuation analysis in order to arrive at overall stock selection and sector allocation. New Discoveries may also invest in securities issued in IPOs.

     Developing Growth seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. The remaining 35% of Developing Growth's assets may be invested in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities and investment grade debt securities (as discussed under "Principal Risk Factors" above).

     In deciding which of these securities to buy, hold or sell, the Developing Growth's Investment Manager analyzes a company's potential to grow much more rapidly than the economy. The Developing Growth's other equity securities may include convertible securities and preferred stocks. Developing Growth will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. Developing Growth may also invest in securities issued in IPOs. Developing Growth may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both New Discoveries and Developing Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS


     The investment restrictions adopted by New Discoveries and Developing Growth as fundamental policies are substantially similar and are stated under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Developing Growth may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the United States government, its agencies or instrumentalities), and (ii) purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. New Discoveries may not do so as to 75% of its total assets; (b) Developing Growth may not (i) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its total assets (note: this policy does not include 25%) may be invested in any one industry classification used by the Fund for investment purposes (this restriction shall not apply to obligations of the U.S. government, its agencies or instrumentalities), (ii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets; (iii) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation (this restriction shall not apply to any obligation of the United States government, its agencies or instrumentalities); (iv) invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (v) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs; (vi) write, purchase or sell puts, calls or combinations thereof; (vii) invest more than 5% of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange (the acquisition of warrants attached to other securities is not subject to this restriction); (viii) pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the fund as a matter of operating policy but not as a matter of fundamental policy, will limit any pledge of its assets to 5% of its net assets so long as shares of the fund are being sold in those states; (ix) make short sales of securities; (x) purchase securities on margin, expect for short-term loans as are necessary for the clearance of portfolio securities; and (xi) invest for the purpose of exercising control or management of any other issuer. Neither fund may borrow money, except (a) in the case of Developing Growth, the fund may borrow money from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes in an amount up to 25% of the fund's total assets (including the amounts borrowed) less liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding) (such leveraging of fund investments has speculative characteristics), and (b) in the case of New Discoveries, the fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Neither fund may purchase or sell commodities or commodities contracts, but New Discoveries may purchase or sell futures contracts or options thereon. Neither fund may issue senior securities, except insofar as a fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement, (b) borrowing money, or (c) lending portfolio securities (however, in the case of New Discoveries, the fund may be deemed to have issued a senior security by virtue of (d) purchasing any securities on a when-issued or delayed delivery basis or (e) purchasing or selling any futures contracts. Furthermore, as a non-fundamental policy, New Discoveries may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.


                 ADDITIONAL INFORMATION ABOUT NEW DISCOVERIES
                             AND DEVELOPING GROWTH


GENERAL

     For a discussion of the organization and operation of Developing Growth and New Discoveries, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.


FINANCIAL INFORMATION

     For certain financial information about Developing Growth and New Discoveries, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of Developing Growth and New Discoveries, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of New Discoveries and Developing Growth, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Developing Growth's and New Discoveries' policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Developing Growth's and New Discoveries' shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Developing Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended September 30, 2002 accompanying this Proxy Statement and Prospectus. Also see its succeeding Semi-Annual Report for the six months ended March 31, 2003. For a discussion of the performance of New Discoveries, see its Annual Report for its fiscal year ended August 31, 2002 and its succeeding Semi-Annual Report for the six months ended February 28, 2003.



                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Developing Growth, for the fiscal year ended September 30, 2002, and New Discoveries, for the fiscal year ended August 31, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.



                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Developing Growth will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.



                             AVAILABLE INFORMATION


     Additional information about New Discoveries and Developing Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Developing Growth's Prospectus dated November 29, 2002 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 22 to Developing Growth's Registration Statement on Form N-1A (File Nos. 2-81151; 811-3639); (ii) Developing Growth's Annual Report for its fiscal year ended September 30, 2002, accompanying this Proxy Statement and Prospectus; (iii) Developing Growth's succeeding Semi-Annual Report for the six months ended March 31, 2003; (iv) New Discoveries' Prospectus dated October 31, 2002 which Prospectus forms a part of Post-Effective Amendment No. 2 to New Discoveries' Registration Statement on Form N-1A (File Nos. 333-37936; 811-9951); (v) New Discoveries' Annual Report for its fiscal year ended August 31, 2002 and (vi) New Discoveries' succeeding Semi-Annual Report for the six months ended February 28, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).



     New Discoveries and Developing Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about New Discoveries and Developing Growth which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of New Discoveries knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees




                                      Mary E. Mullin,
                                      Secretary


October 14, 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 31st day of July, 2003, by and between MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST, a Massachusetts business trust ("Developing Growth") and MORGAN STANLEY NEW DISCOVERIES FUND, a Massachusetts business trust ("New Discoveries").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Developing Growth of substantially all of the assets of New Discoveries in exchange for the assumption by Developing Growth of all stated liabilities of New Discoveries and the issuance by Developing Growth of shares of beneficial interest, par value $0.01 per share (the "Developing Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of New Discoveries in liquidation of New Discoveries as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF NEW DISCOVERIES

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, New Discoveries agrees to assign, deliver and otherwise transfer the New Discoveries Assets (as defined in paragraph 1.2) to Developing Growth and Developing Growth agrees in exchange therefor to assume all of New Discoveries' stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to New Discoveries the number of Developing Growth Shares, including fractional Developing Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "New Discoveries Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by New Discoveries, and any deferred or prepaid expenses shown as an asset on New Discoveries' books on the Valuation Date.

     (b) On or prior to the Valuation Date, New Discoveries will provide Developing Growth with a list of all of New Discoveries' assets to be assigned, delivered and otherwise transferred to Developing Growth and a list of the stated liabilities to be assumed by Developing Growth pursuant to this Agreement. New Discoveries reserves the right to sell any of the securities on such list but will not, without the prior approval of Developing Growth, acquire any additional securities other than securities of the type in which Developing Growth is permitted to invest and in amounts agreed to in writing by Developing Growth. Developing Growth will, within a reasonable time prior to the Valuation Date, furnish New Discoveries with a statement of Developing Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Developing Growth's investment objective, policies and restrictions. In the event that New Discoveries holds any investments that Developing Growth is not permitted to hold, New Discoveries will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of New Discoveries and Developing Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Developing Growth with respect to such investments, New Discoveries if requested by Developing Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) New Discoveries will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Developing Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of New Discoveries prepared by the Treasurer of New Discoveries as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, New Discoveries may establish a cash reserve, which shall not exceed 5% of New Discoveries' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by New Discoveries and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for New Discoveries to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, New Discoveries will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, New Discoveries will distribute Developing Growth Shares received by New Discoveries pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("New Discoveries Shareholders"). Each New Discoveries Shareholder will receive the class of shares of Developing Growth that corresponds to the class of shares of New Discoveries currently held by that New Discoveries Shareholder. Accordingly, the Developing Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Developing Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of New Discoveries, respectively. Such distribution will be accomplished by an instruction, signed by New Discoveries' Secretary, to transfer Developing Growth Shares then credited to New Discoveries' account on the books of Developing Growth to open accounts on the books of Developing Growth in the names of the New Discoveries Shareholders and representing the respective pro rata number of Developing Growth Shares due such New Discoveries Shareholders. All issued and outstanding shares of New Discoveries simultaneously will be canceled on New Discoveries' books; however, share certificates representing interests in New Discoveries will represent a number of Developing Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Developing Growth will issue certificates representing Developing Growth Shares in connection with such exchange only upon the written request of a New Discoveries Shareholder.

     1.6 Ownership of Developing Growth Shares will be shown on the books of Developing Growth's transfer agent. Developing Growth Shares will be issued in the manner described in Developing Growth's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Developing Growth Shares in a name other than the registered holder of Developing Growth Shares on New Discoveries' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Developing Growth Shares are to be issued and transferred.

     1.8 Any reporting responsibility of New Discoveries is and shall remain the responsibility of New Discoveries up to and including the date on which New Discoveries is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, New Discoveries shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of New Discoveries as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of New Discoveries, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of New Discoveries for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. New Discoveries shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of New Discoveries in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Developing Growth or their designee and Developing Growth or its designee shall comply with applicable record retention requirements to which New Discoveries is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the New Discoveries Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of New Discoveries of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Developing Growth's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Developing Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Developing Growth's then current Prospectus and Statement of Additional Information.

     2.3 The number of Developing Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of New Discoveries shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Developing Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of New Discoveries shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Developing Growth. Developing Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by New Discoveries and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Developing Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by New Discoveries to the Custodian for the account of Developing Growth on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Developing Growth Securities Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Developing Growth and New Discoveries, accurate appraisal of the value of the net assets of Developing Growth or the New Discoveries Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, New Discoveries shall deliver to Developing Growth or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the New Discoveries Shareholders and the number and percentage ownership of outstanding New Discoveries shares owned by each such New Discoveries Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the New Discoveries Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Developing Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Developing Growth Shares to be credited on the Closing Date to New Discoveries or provide evidence satisfactory to New Discoveries that such Developing Growth Shares have been credited to New Discoveries' account on the books of Developing Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF DEVELOPING GROWTH AND NEW DISCOVERIES

     4.1 Except as otherwise expressly provided herein with respect to New Discoveries, Developing Growth and New Discoveries each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Developing Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Developing Growth Shares ("Registration Statement"). New Discoveries will provide Developing Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. New Discoveries will further provide Developing Growth with such other information and documents relating to New Discoveries as are reasonably necessary for the preparation of the Registration Statement.

     4.3 New Discoveries will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. New Discoveries will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Developing Growth will furnish New Discoveries with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Developing Growth as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 New Discoveries will assist Developing Growth in obtaining such information as Developing Growth reasonably requests concerning the beneficial ownership of New Discoveries shares.

     4.5 Subject to the provisions of this Agreement, Developing Growth and New Discoveries will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 New Discoveries shall furnish or cause to be furnished to Developing Growth within 30 days after the Closing Date a statement of New Discoveries' assets and liabilities as of the Closing Date, which statement shall be certified by New Discoveries' Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, New Discoveries shall furnish Developing Growth, in such form as is reasonably satisfactory to Developing Growth, a statement certified by New Discoveries' Treasurer of New Discoveries' earnings and profits for federal income tax purposes that will be carried over to Developing Growth pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, New Discoveries (a) shall prepare and file all federal and other tax returns and reports of New Discoveries required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Developing Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Developing Growth represents and warrants to New Discoveries as follows:

     (a) Developing Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Developing Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Developing Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Developing Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Developing Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Developing Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Developing Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Developing Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Developing Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Developing Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Developing Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended September 30, 2002, of Developing Growth audited by Deloitte & Touche LLP (copies of which have been furnished to New Discoveries), fairly present, in all material respects, Developing Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Developing Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Developing Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Developing Growth's current Statement of Additional Information incorporated by reference in the Registration Statement. Developing Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Developing Growth, and this Agreement constitutes a valid and binding obligation of Developing Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Developing Growth's performance of this Agreement;

     (j) Developing Growth Shares to be issued and delivered to New Discoveries, for the account of the New Discoveries Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Developing Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Developing Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material federal and other tax returns and reports of Developing Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Developing Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Developing Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen or are reasonably likely to occur which will adversely affect the ability of Developing Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) Since September 30, 2002 there has been no change by Developing Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Developing Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Developing Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 New Discoveries represents and warrants to Developing Growth as follows:

     (a) New Discoveries is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) New Discoveries is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of New Discoveries have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of New Discoveries are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and New Discoveries is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of New Discoveries conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) New Discoveries is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of New Discoveries' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which New Discoveries is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Discoveries or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Discoveries knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of New Discoveries for the year ended August 31, 2002, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Developing Growth) fairly present, in all material respects, New Discoveries' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of New Discoveries (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) New Discoveries has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of New Discoveries are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in New Discoveries' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. New Discoveries does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Developing Growth pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of New Discoveries, and subject to the approval of New Discoveries' shareholders, this Agreement constitutes a valid and binding obligation of New Discoveries, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with New Discoveries' performance of this Agreement;

     (k) All material federal and other tax returns and reports of New Discoveries required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of New Discoveries' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, New Discoveries has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen or are reasonably likely to occur which will adversely affect the ability of New Discoveries to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, New Discoveries will have good and valid title to the New Discoveries Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by New Discoveries which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Developing Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of New Discoveries' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Developing Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by New Discoveries for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

     (o) New Discoveries will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) New Discoveries has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) New Discoveries is not acquiring Developing Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW DISCOVERIES

     The obligations of New Discoveries to consummate the transactions provided for herein shall be subject, at its election, to the performance by Developing Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Developing Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Developing Growth shall have delivered to New Discoveries a certificate of its President and Treasurer, in a form reasonably satisfactory to New Discoveries and dated as of the Closing Date, to the effect that the representations and warranties of Developing Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as New Discoveries shall reasonably request;

     6.3 New Discoveries shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Developing Growth, dated as of the Closing Date, to the effect that:

     (a) Developing Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Developing Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Developing Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by New Discoveries, is a valid and binding obligation of Developing Growth enforceable against Developing Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Developing Growth Shares to be issued to New Discoveries Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Developing Growth's Statement of Additional Information), and no shareholder of Developing Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Developing Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Developing Growth's of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Developing Growth's 12b-1 plan of distribution from those described in Developing Growth's Prospectus dated November 29, 2002 and Statement of Additional Information dated November 29, 2002.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEVELOPING GROWTH

     The obligations of Developing Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by New Discoveries of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of New Discoveries contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 New Discoveries shall have delivered to Developing Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Developing Growth and dated as of the Closing Date, to the effect that the representations and warranties of New Discoveries made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Developing Growth shall reasonably request;

     7.3 New Discoveries shall have delivered to Developing Growth a statement of the New Discoveries Assets and its liabilities, together with a list of New Discoveries' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of New Discoveries;

     7.4 New Discoveries shall have delivered to Developing Growth within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable period September 27, 2000 (commencement of operations) through August 31, 2001 and the taxable years ended August 31, 2002 and 2003, each dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of New Discoveries for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of New Discoveries for the periods covered thereby, (b) for the period from August 31, 2003 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from August 31, 2003 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that New Discoveries would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

     7.5 Developing Growth shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to New Discoveries, dated as of the Closing Date to the effect that:

     (a) New Discoveries is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) New Discoveries is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by New Discoveries and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Developing Growth, is a valid and binding obligation of New Discoveries enforceable against New Discoveries in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate New Discoveries' Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by New Discoveries of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the New Discoveries Assets shall include no assets that Developing Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEVELOPING GROWTH AND NEW DISCOVERIES

     The obligations of New Discoveries and Developing Growth hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of New Discoveries in accordance with the provisions of New Discoveries' Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Developing Growth;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Developing Growth or New Discoveries to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Developing Growth or New Discoveries;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 New Discoveries shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the New Discoveries Shareholders all of New Discoveries' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Developing Growth and New Discoveries, which opinion may be relied upon by the shareholders of New Discoveries, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of New Discoveries' assets in exchange for Developing Growth Shares and the assumption by Developing Growth of certain stated liabilities of New Discoveries followed by the distribution by New Discoveries of Developing Growth Shares to the New Discoveries Shareholders in exchange for their New Discoveries shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and New Discoveries and Developing Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Developing Growth upon the receipt of the assets of New Discoveries solely in exchange for Developing Growth Shares and the assumption by Developing Growth of the stated liabilities of New Discoveries;

     (c) No gain or loss will be recognized by New Discoveries upon the transfer of the assets of New Discoveries to Developing Growth in exchange for Developing Growth Shares and the assumption by Developing Growth of the stated liabilities or upon the distribution of Developing Growth Shares to the New Discoveries Shareholders in exchange for their New Discoveries shares;

     (d) No gain or loss will be recognized by the New Discoveries Shareholders upon the exchange of the New Discoveries shares for Developing Growth Shares;

     (e) The aggregate tax basis for Developing Growth Shares received by each New Discoveries Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the New Discoveries shares held by each such New Discoveries Shareholder immediately prior to the Reorganization;

     (f) The holding period of Developing Growth Shares to be received by each New Discoveries Shareholder will include the period during which the New Discoveries shares surrendered in exchange therefor were held (provided such New Discoveries shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of New Discoveries acquired by Developing Growth will be the same as the tax basis of such assets to New Discoveries immediately prior to the Reorganization; and

     (h) The holding period of the assets of New Discoveries in the hands of Developing Growth will include the period during which those assets were held by New Discoveries.

     Notwithstanding anything herein to the contrary, neither Developing Growth nor New Discoveries may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Developing Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. New Discoveries shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of New Discoveries being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to New Discoveries' obligations specified in this Agreement), New Discoveries' only obligation hereunder shall be to reimburse Developing Growth for all reasonable out-of-pocket fees and expenses incurred by Developing Growth in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Developing Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Developing Growth's obligations specified in this Agreement), Developing Growth's only obligation hereunder shall be to reimburse New Discoveries for all reasonable out-of-pocket fees and expenses incurred by New Discoveries in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of New Discoveries hereunder shall not survive the dissolution and complete liquidation of New Discoveries in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of New Discoveries and Developing
Growth;

     (b) by either Developing Growth or New Discoveries by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 2004; or

     (c) by either Developing Growth or New Discoveries, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the New Discoveries Shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Developing Growth or New Discoveries, or the trustees or officers of Developing Growth or New Discoveries, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Developing Growth or New Discoveries, or the trustees or officers of Developing Growth or New Discoveries, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Developing Growth hereunder are solely those of Developing Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Developing Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Developing Growth and signed by authorized officers of Developing Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of New Discoveries hereunder are solely those of New Discoveries. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of New Discoveries shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of New Discoveries and signed by authorized officers of New Discoveries acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                         MORGAN STANLEY NEW DISCOVERIES FUND



                         By:  /s/ CHARLES A. FIUMEFREDDO
                             --------------------------------------------------
                             Name:  Charles A. Fiumefreddo
                             Title: Chairman



                         MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST



                         By:  /s/ BARRY FINK
                             --------------------------------------------------
                             Name:  Barry Fink
                             Title: Vice President

                                                                       EXHIBIT B


                                                           [MORGAN STANLEY LOGO]



[GRAPHIC OMITTED]

Morgan Stanley Developing Growth Securities Trust

A mutual fund that seeks long-term capital growth



                        Prospectus | November 29, 2002








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


THE FUND                    INVESTMENT OBJECTIVE ........................................  1

                            PRINCIPAL INVESTMENT STRATEGIES .............................  1

                            PRINCIPAL RISKS .............................................  1

                            PAST PERFORMANCE ............................................  4

                            FEES AND EXPENSES ...........................................  6

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ..................  7

                            ADDITIONAL RISK INFORMATION .................................  7

                            FUND MANAGEMENT .............................................  8

SHAREHOLDER INFORMATION     PRICING FUND SHARES .........................................  9

                            HOW TO BUY SHARES ...........................................  9

                            HOW TO EXCHANGE SHARES ...................................... 11

                            HOW TO SELL SHARES .......................................... 12

                            DISTRIBUTIONS ............................................... 14

                            TAX CONSEQUENCES ............................................ 15

                            SHARE CLASS ARRANGEMENTS .................................... 16

FINANCIAL HIGHLIGHTS        ............................................................. 24

MORGAN STANLEY FUNDS        .............................................. INSIDE BACK COVER


                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Developing Growth Securities Trust seeks long-term capital growth.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. In deciding which of these securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., analyzes a company's potential to grow much more rapidly than the economy. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Fund may also invest in securities issued in initial public offerings ("IPOs").

(sidebar)
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)


The Fund may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


The remaining 35% of the Fund's assets may be invested in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities and investment grade debt securities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.


[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Fund is associated with its investments in common stocks and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

SHARES OF IPOS. Fund purchases of shares issued in IPOs expose the Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with fixed-income securities.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
---------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.




                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS


                                   [BARCHART]
                                1992     -2.54
                                '93      30.8
                                '94      -4.61
                                '95      47.69
                                '96      12.25
                                '97      13.34
                                '98       7.81
                                '99      98.98
                                2000    -23.28
                                '01     -26.81


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2002 was -31.80%.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
(end sidebar)



During the periods shown in the bar chart, the highest return for a calendar quarter was 59.25% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.93% (quarter ended March 31, 2001).

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)



  ----------------------------------------------------------------------------
                                PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
  ----------------------------------------------------------------------------
  Class A(1)                       -30.08%           --               --
  ----------------------------------------------------------------------------
  Class C(1)                       -27.53%           --               --
  ----------------------------------------------------------------------------
  Class D(1)                       -26.08%           --               --
  ----------------------------------------------------------------------------
  Class B -- Returns Before
  Taxes                            -30.47%         6.19%           10.66%
  ----------------------------------------------------------------------------
  Class B -- Returns After
  Taxes on Distributions(2)        -30.47%         3.39%            8.25%
  ----------------------------------------------------------------------------
  Class B -- Returns After
  Taxes on Distributions
  and Sale of Fund Shares          -18.56%         4.98%            8.59%
  ----------------------------------------------------------------------------
  Russell 2500 Index(3)              1.22%        10.34%           13.13%
  ----------------------------------------------------------------------------
  Russell 2500 Growth
  Index(4)                         -10.83%         6.60%            9.49%
  ----------------------------------------------------------------------------

(1) Classes A, C and D commenced operations on July 28, 1997.


(2) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(3) The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Fund's benchmark was changed from the Russell 2500 Index to the Russell 2500 Growth Index to more accurately reflect the Fund's investable universe. The Russell 2500 Growth Index measures the performance of those 2,500 companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of Shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended September 30, 2002.
(end sidebar)




                                                     CLASS A      CLASS B      CLASS C     CLASS D
  ------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
  ------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)    None          None        None
  ------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)            None(2)       5.00%(3)     1.00%(4)    None
  ------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------
  Management fee                                      0.50%        0.50%        0.50%       0.50%
  ------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.22%        1.00%        1.00%       None
  ------------------------------------------------------------------------------------------------
  Other expenses                                      0.30%        0.30%        0.30%       0.30%
  ------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.02%        1.80%        1.80%       0.80%
  ------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.


(4) Only applicable if you sell your shares within one year after purchase.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $624        $833      $1,059       $1,707       $624        $833      $1,059      $1,707
----------------------------------------------------------   --------------------------------------------
 Class B       $683        $866      $1,175       $2,116       $183        $566      $  975      $2,116
----------------------------------------------------------   --------------------------------------------
 Class C       $283        $566      $  975       $2,116       $183        $566      $  975      $2,116
----------------------------------------------------------   --------------------------------------------
 Class D       $ 82        $255      $  444       $  990       $ 82        $255      $  444      $  990
----------------------------------------------------------   --------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its assets in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager.


DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially. Fixed-income securities rated Baa by Moody's Investors Service or BBB by Standard & Poor's have speculative characteristics.


[GRAPHIC OMITTED]
FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $120 billion in assets under management as of October 31, 2002.
(end sidebar)


The Fund's portfolio is managed by the Small/Mid Cap Growth team. Current members of the team include Dennis Lynch, an Executive Director of the Investment Manager, and John Roscoe, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended September 30, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.



(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)



Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)




                          MINIMUM INVESTMENT AMOUNTS



----------------------------------------------------------------
                                            MINIMUM INVESTMENT
                                           ---------------------
INVESTMENT OPTIONS                         INITIAL    ADDITIONAL
----------------------------------------------------------------
  Regular Accounts                         $1,000      $  100
----------------------------------------------------------------
  Individual Retirement Accounts:          $1,000      $  100
----------------------------------------------------------------
  Coverdell Education Savings Account      $  500      $  100
----------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                    $  100*     $  100*
----------------------------------------------------------------


*   Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley Developing Growth Securities Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------

OPTIONS           PROCEDURES
--------------------------------------------------------------------------------------------------------------------
By Letter         You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]   o  your account number;
                    o  the name of the Fund;
                    o  the dollar amount or the number of shares you wish to sell;
                    o  the Class of shares you wish to sell; and
                    o  the signature of each owner as it appears on the account.
                  --------------------------------------------------------------------------------------------------
                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                  --------------------------------------------------------------------------------------------------
                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                  --------------------------------------------------------------------------------------------------
                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                  --------------------------------------------------------------------------------------------------
Systematic        If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan   $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED] annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                  --------------------------------------------------------------------------------------------------
                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                  section of this Prospectus.
                  --------------------------------------------------------------------------------------------------
                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


                                                                                                  MAXIMUM
 CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------
A          Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
           shares sold without an initial sales charge are generally subject to a 1.0% CDSC
           during the first year                                                                   0.25%
--------------------------------------------------------------------------------------------------------------
B          Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.00%
--------------------------------------------------------------------------------------------------------------
C          1.0% CDSC during the first year                                                         1.00%
--------------------------------------------------------------------------------------------------------------
D          None                                                                                    None
--------------------------------------------------------------------------------------------------------------



CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
------------------------------------------------------------------------------------
  $1 million and over                          0.00%                  0.00%
------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.


COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of

Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Trust provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of
    (i) and (ii) above, any such plan has at least 200 eligible employees.


o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                        CDSC AS A PERCENTAGE
  YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-------------------------------------------------------------
  First                                      5.0%
-------------------------------------------------------------
  Second                                     4.0%
-------------------------------------------------------------
  Third                                      3.0%
-------------------------------------------------------------
  Fourth                                     2.0%
-------------------------------------------------------------
  Fifth                                      2.0%
-------------------------------------------------------------
  Sixth                                      1.0%
-------------------------------------------------------------
  Seventh and thereafter                     None
-------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o   Sales of shares held for you as a participant in a Morgan Stanley Eligible
    Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley DW.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES   Class D shares are offered without any sales charge on
purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS   If you receive a cash
payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------------------------
                                                         2002            2001           2000          1999           1998
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $15.20          $37.74         $31.44        $20.38         $27.50
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.11)           0.00          (0.12)       (0.07)          (0.06)
   Net realized and unrealized gain (loss)               (2.57)         (14.40)         12.89        11.50           (4.75)
                                                        ------          ------         ------        ------         ------
 Total income (loss) from investment operations          (2.68)         (14.40)         12.77        11.43           (4.81)
----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (8.14)         (6.47)       (0.37)          (2.31)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $12.52          $15.20         $37.74        $31.44         $20.38
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (17.63)%        (45.93)%        40.16%    56.81%            (18.26)%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.02%           0.88%          0.85%        0.90%           0.94%
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.68)%          0.00%         (0.35)%     (0.25)%          (0.23)%
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $14,826         $17,906        $44,008      $15,246          $5,822
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   237%            213%           184%         172%            178%
----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES
                                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                                                   -----------------------------------------------------------------------
                                                       2002          2001           2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $14.51        $36.70            $30.90      $20.19        $27.46
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.23)        (0.18)            (0.44)      (0.27)        (0.20)
   Net realized and unrealized gain (loss)             (2.42)       (13.87)            12.71       11.35         (4.76)
                                                       ------        ------            ------      ------        ------
 Total income (loss) from investment operations        (2.65)       (14.05)            12.27       11.08         (4.96)
--------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --         (8.14)            (6.47)      (0.37)        (2.31)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $11.86        $14.51            $36.70      $30.90        $20.19
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         (18.26)%      (46.37)%           39.12%      55.59%       (18.88)%
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.80%         1.70%             1.61%       1.70%         1.69%
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                    (1.46)%       (0.82)%           (1.11)%     (1.05)%       (0.98)%
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $276,387      $443,652        $1,056,116    $770,392      $596,834
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  237%          213%              184%        172%          178%
--------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES
                                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                                    ---------------------------------------------------------------------------
                                                         2002            2001            2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $14.54          $36.76           $30.95        $20.19          $27.46
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.23)          (0.18)            (0.42)       (0.25)           (0.23)
   Net realized and unrealized gain (loss)             (2.43)         (13.90)            12.70        11.38            (4.73)
                                                       ------          ------           ------        ------          ------
 Total income (loss) from investment operations        (2.66)         (14.08)            12.28        11.13            (4.96)
-------------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --           (8.14)            (6.47)       (0.37)           (2.31)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.88          $14.54            $36.76        $30.95          $20.19
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (18.29)%        (46.37)%           39.09%        55.84%         (18.88)%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.80%           1.70%             1.61%         1.58%           1.69%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.46)%         (0.82)%           (1.11)%       (0.93)%         (0.98)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $5,986          $7,793           $17,007        $4,728          $2,185
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 237%            213%              184%          172%            178%
-------------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES
                                                                        FOR THE YEAR ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------------------------
                                                         2002            2001           2000          1999           1998
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $15.41          $38.07         $31.60       $20.44         $27.51
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                     (0.07)           0.03           0.03        (0.01)          0.01
   Net realized and unrealized gain (loss)               (2.62)         (14.55)         12.91        11.54          (4.77)
                                                        ------          ------         ------       ------         ------
 Total income (loss) from investment operations          (2.69)         (14.52)         12.94        11.53          (4.76)
----------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                  --           (8.14)         (6.47)       (0.37)         (2.31)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $12.72          $15.41         $38.07        $31.60        $20.44
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (17.46)%        (45.83)%        40.53%        57.14%       (18.05)%
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 0.80%           0.70%          0.61%         0.70%         0.69%
----------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                            (0.46)%          0.18%         (0.11)%       (0.05)%        0.02%
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $62,606         $57,436        $66,696        $6,625        $3,291
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   237%            213%           184%          172%          178%
----------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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28

MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------


 o GLOBAL/INTERNATIONAL FUNDS


   European Growth Fund

   Fund of Funds - International Portfolio


   Global Advantage Fund

   Global Dividend Growth Securities

   Global Utilities Fund

   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund


 o GROWTH FUNDS

   21st Century Trend Fund

   Aggressive Equity Fund

   All Star Growth Fund


   American Opportunities Fund

   Biotechnology Fund

   Capital Opportunities Trust


   Developing Growth Securities Trust

   Financial Services Trust

   Growth Fund

   Health Sciences Trust

   Information Fund

   KLD Social Index Fund


   Market Leader Trust
   Nasdaq-100 Index Fund


   Natural Resource Development Securities

   New Discoveries Fund

   Next Generation Trust


   Small-Mid Special Value Fund

   Special Growth Fund


   Special Value Fund

   Tax-Managed Growth Fund

   Technology Fund




o  GROWTH + INCOME FUNDS

   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio


   Fundamental Value Fund


   Income Builder Fund


   Mid-Cap Value Fund


   Real Estate Fund


   S&P 500 Index Fund


   Strategist Fund

   Total Market Index Fund

   Total Return Trust

   Utilities Fund

   Value Fund

   Value-Added Market Series/ Equity Portfolio


 o INCOME FUNDS

   Diversified Income Trust

   Federal Securities Trust

   High Yield Securities

   Intermediate Income Securities

   Limited Duration Fund(NL)

   Limited Duration U.S. Treasury Trust

   Liquid Asset Fund(MM)

   North American Government Income Trust

   U.S. Government Money Market Trust(MM)


   U.S. Government Securities Trust


 o TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust(MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust(FSC)

   Limited Term Municipal Trust(NL)

   Multi-State Municipal Series Trust(FSC)

   New York Municipal Money Market Trust(MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------


  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

 Class A:               DGRAX     Class C:               DGRCX
------------------------------   ------------------------------
 Class B:               DGRBX     Class D:               DGRDX
------------------------------   ------------------------------



                        (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3639)
                                                                       CLF#37905





                                                           [MORGAN STANLEY LOGO]
[GRAPHIC OMITTED]

Morgan Stanley Developing
Growth Securities Trust

A mutual fund that seeks long-term capital growth


                                                  Prospectus | November 29, 2002

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information relates to the shares of Morgan Stanley Developing Growth Securities Trust ("Developing Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 31, 2003, between Developing Growth and Morgan Stanley New Discoveries Trust ("New Discoveries") in connection with the acquisition by Developing Growth of substantially all of the assets, subject to stated liabilities, of New Discoveries. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October 14, 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Developing Growth, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is October 14, 2003.

                               TABLE OF CONTENTS




                                                              PAGE
                                                              -----
INTRODUCTION ............................................     B-3
ADDITIONAL INFORMATION ABOUT DEVELOPING GROWTH ..........     B-3
ADDITIONAL INFORMATION ABOUT NEW DISCOVERIES ............     B-4
FINANCIAL STATEMENTS ....................................     B-5

                                  INTRODUCTION


     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated October 14, 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to New Discoveries shareholders in connection with the solicitation of proxies by the Board of Trustees of New Discoveries to be voted at the Special Meeting of Shareholders of New Discoveries to be held on December 16, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Developing Growth dated November 29, 2002 and the Statement of Additional Information of New Discoveries dated October 31, 2002.



                ADDITIONAL INFORMATION ABOUT DEVELOPING GROWTH


FUND HISTORY

     For additional information about Developing Growth's history, see "Fund History" in Developing Growth's Statement of Additional Information.


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Developing Growth's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Developing Growth's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Developing Growth, see "Management of the Fund" and "Investment Management and Other Services" in Developing Growth's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Developing Growth's investment manager, see "Investment Management and Other Services" in Developing Growth's Statement of Additional Information. For additional information about Developing Growth's independent auditors, see "Investment Management and Other Services" in Developing Growth's Statement of Additional Information. For additional information about other services provided to Developing Growth, see "Investment Management and Other Services" in Developing Growth's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Developing Growth's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Developing Growth, see "Capital Stock and Other Securities" in Developing Growth's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Developing Growth's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Developing Growth's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Developing Growth's policies regarding dividends and distributions and tax matters affecting Developing Growth and its shareholders, see "Taxation of the Fund and Shareholders" in Developing Growth's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Developing Growth's distributor and the distribution agreement between Developing Growth and its distributor, see "Investment Management and Other Services" and "Underwriters" in Developing Growth's Statement of Additional Information.


PERFORMANCE DATA

     For additional information about Developing Growth's performance, see "Calculation of Performance Data" in Developing Growth's Statement of Additional Information.


                 ADDITIONAL INFORMATION ABOUT NEW DISCOVERIES


FUND HISTORY

     For additional information about New Discoveries' history, see "Fund History" in New Discoveries' Statement of Additional Information.


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about New Discoveries' investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in New Discoveries' Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of New Discoveries, see "Management of the Fund" and "Investment Management and Other Services" in New Discoveries' Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about New Discoveries' investment manager, see "Investment Management and Other Services" in New Discoveries' Statement of Additional Information. For additional information about New Discoveries' independent auditors, see "Investment Management and Other Services" in New Discoveries' Statement of Additional Information. For additional information about other services provided to New Discoveries, see "Investment Management and Other Services" in New Discoveries' Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in New Discoveries' Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of New Discoveries, see "Capital Stock and Other Securities" in New Discoveries' Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES


     For additional information about the purchase and redemption of New Discoveries' shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in New Discoveries' Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


     For additional information about New Discoveries' policies regarding dividends and distributions and tax matters affecting New Discoveries and its shareholders, see "Taxation of the Fund and Shareholders" in New Discoveries' Statement of Additional Information.


DISTRIBUTION OF SHARES


     For additional information about New Discoveries' distributor and the distribution agreement between New Discoveries and its distributor, see "Investment Management and Other Services" and "Underwriters" in New Discoveries' Statement of Additional Information.


PERFORMANCE DATA


     For additional information about New Discoveries' performance, see "Calculation of Performance Data" in New Discoveries' Statement of Additional Information.


                             FINANCIAL STATEMENTS



     Developing Growth's most recent audited financial statements are set forth in Developing Growth's Annual Report for the fiscal year ended September 30, 2002. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Also incorporated by reference in the Proxy Statement and Prospectus is Developing Growth's succeeding Semi-Annual Report for the six months ended March 31, 2003. New Discoveries' most recent audited financial statements are set forth in New Discoveries' Annual Report for the fiscal year ended August 31, 2002, which is incorporated by reference in the Proxy Statement and Prospectus. Also incorporated by reference in the Proxy Statement and Prospectus is New Discoveries' succeeding Semi-Annual Report for the six months ended February 28, 2003.



     Shown below are Financial Statements for both New Discoveries and Developing Growth and Pro Forma Financial Statements for the combined fund at March 31, 2003, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both New Discoveries and Developing Growth and pro forma figures for the combined fund. The second table presents Statements of Assets and Liabilities (unaudited) for both New Discoveries and Developing Growth and pro forma figures for the combined fund. The third table presents Statements of Operations (unaudited) for both New Discoveries and Developing Growth and pro forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).



     Pro forma financial statements are not required for Next Generation since Next Generation's assets are substantially smaller than those of Developing Growth.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)

                                                           MORGAN STANLEY
                                                          DEVELOPING GROWTH          MORGAN STANLEY
                                                          SECURITIES TRUST        NEW DISCOVERIES FUND
                                                      ------------------------- -------------------------
                                                       NUMBER OF                 NUMBER OF
                                                         SHARES       VALUE        SHARES       VALUE
                                                      ----------- ------------- ----------- -------------
COMMON STOCKS (95.7%)
Aerospace & Defense (0.8%)
Alliant Techsystems, Inc.* ...........................    35,100   $1,895,751       17,300   $ 934,373
Orbital Sciences Corp.* ..............................   180,600      933,702           --          --
                                                                   ----------                ---------
                                                                    2,829,453                  934,373
                                                                   ----------                ---------
Air Freight/Couriers (2.4%)
C.H. Robinson Worldwide, Inc. ........................    90,500    2,959,350       33,450   1,093,815
Expeditors International of Washington, Inc. .........   160,700    5,777,165       39,550   1,421,823
                                                                   ----------                ---------
                                                                    8,736,515                2,515,638
                                                                   ----------                ---------
Airlines (0.3%)
JetBlue Airways Corp.* ...............................    53,600    1,485,256           --          --
                                                                   ----------                ---------
Apparel/Footwear (0.5%)
Coach, Inc.* .........................................    49,800    1,908,834        9,800     375,634
                                                                   ----------                ---------
Apparel/Footwear Retail (4.0%)
Abercrombie & Fitch Co. (Class A)* ...................   247,925    7,445,188       88,200   2,648,646
Chico's FAS, Inc.* ...................................   184,825    3,696,500       74,925   1,498,500
Hot Topic, Inc.* .....................................   119,600    2,787,876           --          --
Ross Stores, Inc. ....................................    27,800    1,004,970           --          --
                                                                   ----------                ---------
                                                                   14,934,534                4,147,146
                                                                   ----------                ---------
Biotechnology (6.8%)
Affymetrix, Inc.* ....................................    76,400    1,986,400       14,100     366,600
Amylin Pharmaceuticals, Inc.* ........................    48,500      785,700       23,900     387,180
BioMarin Pharmaceutical, Inc.* .......................   152,200    1,727,470           --          --
Celgene Corp.* .......................................   106,550    2,778,824       46,750   1,219,240
Dendreon Corp.* ......................................   272,450    1,277,790           --          --
Gen-Probe Inc.* ......................................    91,900    2,080,616           --          --
Genzyme Corp. (General Division)* ....................    77,600    2,828,520       31,650   1,153,643
Gilead Sciences, Inc. ................................        --           --       37,200   1,562,028
IDEC Pharmaceuticals Corp.* ..........................   111,650    3,842,881       39,325   1,353,527
MedImmune, Inc.* .....................................   103,200    3,388,056       20,800     682,864
NPS Pharmaceuticals, Inc.* ...........................   184,500    2,852,370       54,700     845,662
Techne Corp.* ........................................    31,400      649,038           --          --
Trimeris, Inc. .......................................        --           --        9,050     372,679
                                                                   ----------                ---------
                                                                   24,197,665                7,943,423
                                                                   ----------                ---------
Broadcasting (3.3%)
Radio One, Inc. (Class D)* ...........................   203,100    2,689,044       89,500   1,184,980
Univision Communications, Inc. (Class A)* ............    57,000    1,397,070       63,450   1,555,160
USA Interactive ......................................        --           --       80,350   2,152,576
Westwood One, Inc.* ..................................   133,125    4,158,825       49,350   1,541,694
XM Satellite Radio Holdings Inc. (Class A)* ..........   150,200      884,678           --          --
                                                                   ----------                ---------
                                                                    9,129,617                6,434,410
                                                                   ----------                ---------
Cable/Satellite TV (0.8%)
EchoStar Communications Corp. (Class A)* .............   104,000    3,003,520       32,400     935,712
                                                                   ----------                ---------




                                                              COMBINED
                                                      MORGAN STANLEY DEVELOPING
                                                      GROWTH SECURITIES TRUST
                                                      ------------------------
                                                       NUMBER OF
                                                        SHARES       VALUE
                                                      ---------- -------------
COMMON STOCKS (95.7%)
Aerospace & Defense (0.8%)
Alliant Techsystems, Inc.* ...........................  52,400    $2,830,124
Orbital Sciences Corp.* .............................. 180,600       933,702
                                                                  ----------
                                                                   3,763,826
                                                                  ----------
Air Freight/Couriers (2.4%)
C.H. Robinson Worldwide, Inc. ........................ 123,950     4,053,165
Expeditors International of Washington, Inc. ......... 200,250     7,198,988
                                                                  ----------
                                                                  11,252,153
                                                                  ----------
Airlines (0.3%)
JetBlue Airways Corp.* ...............................  53,600     1,485,256
                                                                  ----------
Apparel/Footwear (0.5%)
Coach, Inc.* .........................................  59,600     2,284,468
                                                                  ----------
Apparel/Footwear Retail (4.0%)
Abercrombie & Fitch Co. (Class A)* ................... 336,125    10,093,834
Chico's FAS, Inc.* ................................... 259,750     5,195,000
Hot Topic, Inc.* ..................................... 119,600     2,787,876
Ross Stores, Inc. ....................................  27,800     1,004,970
                                                                  ----------
                                                                  19,081,680
                                                                  ----------
Biotechnology (6.8%)
Affymetrix, Inc.* ....................................  90,500     2,353,000
Amylin Pharmaceuticals, Inc.* ........................  72,400     1,172,880
BioMarin Pharmaceutical, Inc.* ....................... 152,200     1,727,470
Celgene Corp.* ....................................... 153,300     3,998,064
Dendreon Corp.* ...................................... 272,450     1,277,790
Gen-Probe Inc.* ......................................  91,900     2,080,616
Genzyme Corp. (General Division)* .................... 109,250     3,982,163
Gilead Sciences, Inc. ................................  37,200     1,562,028
IDEC Pharmaceuticals Corp.* .......................... 150,975     5,196,408
MedImmune, Inc.* ..................................... 124,000     4,070,920
NPS Pharmaceuticals, Inc.* ........................... 239,200     3,698,032
Techne Corp.* ........................................  31,400       649,038
Trimeris, Inc. .......................................   9,050       372,679
                                                                  ----------
                                                                  32,141,088
                                                                  ----------
Broadcasting (3.3%)
Radio One, Inc. (Class D)* ........................... 292,600     3,874,024
Univision Communications, Inc. (Class A)* ............ 120,450     2,952,230
USA Interactive ......................................  80,350     2,152,576
Westwood One, Inc.* .................................. 182,475     5,700,519
XM Satellite Radio Holdings Inc. (Class A)* .......... 150,200       884,678
                                                                  ----------
                                                                  15,564,027
                                                                  ----------
Cable/Satellite TV (0.8%)
EchoStar Communications Corp. (Class A)* ............. 136,400     3,939,232
                                                                  ----------


                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                            MORGAN STANLEY
                                                           DEVELOPING GROWTH          MORGAN STANLEY
                                                           SECURITIES TRUST        NEW DISCOVERIES FUND
                                                       ------------------------- -------------------------
                                                        NUMBER OF                 NUMBER OF
                                                          SHARES       VALUE        SHARES       VALUE
                                                       ----------- ------------- ----------- -------------
Casino/Gaming (3.2%)
GTECH Holdings Corp.* .................................   270,390   $8,830,937       88,300   $2,883,878
Penn National Gaming, Inc.* ...........................   191,250    3,394,687           --           --
                                                                    ----------                ----------
                                                                    12,225,624                 2,883,878
                                                                    ----------                ----------
Chemicals: Specialty (0.1%)
Sigma-Aldrich Corp. ...................................        --           --       15,250      678,473
                                                                    ----------                ----------
Commercial Printing/Forms (0.8%)
Deluxe Corp. ..........................................    99,600    3,996,948           --           --
                                                                    ----------                ----------

Computer Communications (1.2%)
Emulex Corp.* .........................................   102,400    1,960,960       58,850    1,126,978
Extreme Networks, Inc. ................................        --           --       64,600      279,718
Juniper Networks, Inc.* ...............................   233,600    1,908,512       41,650      340,281
                                                                    ----------                ----------
                                                                     3,869,472                 1,746,977
                                                                    ----------                ----------
Computer Peripherals (1.5%)
Network Appliance, Inc. ...............................        --           --       68,250      763,718
Seagate Technology Holdings (Cayman Islands) ..........        --           --       45,100      465,432
Storage Technology Corp.* .............................   171,850    3,474,807           --           --
Zebra Technologies Corp. (Class A)* ...................    33,350    2,147,740           --           --
                                                                    ----------                ----------
                                                                     5,622,547                 1,229,150
                                                                    ----------                ----------
Containers/Packaging (0.3%)
Sealed Air Corp. ......................................        --           --       29,100    1,167,783
                                                                    ----------                ----------
Contract Drilling (0.7%)
Patterson-UTI Energy, Inc.* ...........................    51,700    1,673,012       46,200    1,495,032
                                                                    ----------                ----------

Data Processing Services (1.4%)
Affiliated Computer Services, Inc. (Class A)* .........    19,600      867,496       21,000      929,460
BISYS Group, Inc. (The)* ..............................    52,200      851,904           --           --
CheckFree Corp.* ......................................    87,100    1,958,008       14,200      319,216
Global Payments Inc. ..................................        --           --       52,200    1,593,144
                                                                    ----------                ----------
                                                                     3,677,408                 2,841,820
                                                                    ----------                ----------
Discount Stores (1.9%)
Dollar General Corp. ..................................        --           --       50,000      610,500
Dollar Tree Stores, Inc.* .............................   215,600    4,290,440      115,150    2,291,485
Fred's, Inc. ..........................................    71,600    1,994,060           --           --
                                                                    ----------                ----------
                                                                     6,284,500                 2,901,985
                                                                    ----------                ----------
Electronic Components (0.4%)
Amphenol Corp. (Class A) ..............................        --           --        9,200      374,900
QLogic Corp.* .........................................    37,150    1,379,751       20,900      776,226
                                                                    ----------                ----------
                                                                     1,379,751                 1,151,126
                                                                    ----------                ----------



                                                               COMBINED
                                                       MORGAN STANLEY DEVELOPING
                                                        GROWTH SECURITIES TRUST
                                                       -------------------------
                                                        NUMBER OF
                                                         SHARES        VALUE
                                                       ---------- --------------
Casino/Gaming (3.2%)
GTECH Holdings Corp.* ................................. 358,690    $11,714,815
Penn National Gaming, Inc.* ........................... 191,250      3,394,687
                                                                   -----------
                                                                    15,109,502
                                                                   -----------
Chemicals: Specialty (0.1%)
Sigma-Aldrich Corp. ...................................  15,250        678,473
                                                                   -----------
Commercial Printing/Forms (0.8%)
Deluxe Corp. ..........................................  99,600      3,996,948
                                                                   -----------

Computer Communications (1.2%)
Emulex Corp.* ......................................... 161,250      3,087,938
Extreme Networks, Inc. ................................  64,600        279,718
Juniper Networks, Inc.* ............................... 275,250      2,248,793
                                                                   -----------
                                                                     5,616,449
                                                                   -----------
Computer Peripherals (1.5%)
Network Appliance, Inc. ...............................  68,250        763,718
Seagate Technology Holdings (Cayman Islands) ..........  45,100        465,432
Storage Technology Corp.* ............................. 171,850      3,474,807
Zebra Technologies Corp. (Class A)* ...................  33,350      2,147,740
                                                                   -----------
                                                                     6,851,697
                                                                   -----------
Containers/Packaging (0.3%)
Sealed Air Corp. ......................................  29,100      1,167,783
                                                                   -----------
Contract Drilling (0.7%)
Patterson-UTI Energy, Inc.* ...........................  97,900      3,168,044
                                                                   -----------

Data Processing Services (1.4%)
Affiliated Computer Services, Inc. (Class A)* .........  40,600      1,796,956
BISYS Group, Inc. (The)* ..............................  52,200        851,904
CheckFree Corp.* ...................................... 101,300      2,277,224
Global Payments Inc. ..................................  52,200      1,593,144
                                                                   -----------
                                                                     6,519,228
                                                                   -----------
Discount Stores (1.9%)
Dollar General Corp. ..................................  50,000        610,500
Dollar Tree Stores, Inc.* ............................. 330,750      6,581,925
Fred's, Inc. ..........................................  71,600      1,994,060
                                                                   -----------
                                                                     9,186,485
                                                                   -----------
Electronic Components (0.4%)
Amphenol Corp. (Class A) ..............................   9,200        374,900
QLogic Corp.* .........................................  58,050      2,155,977
                                                                   -----------
                                                                     2,530,877
                                                                   -----------

                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                                                    COMBINED
                                                MORGAN STANLEY                                   MORGAN STANLEY
                                              DEVELOPING GROWTH          MORGAN STANLEY            DEVELOPING
                                               SECURITIES TRUST       NEW DISCOVERIES FUND   GROWTH SECURITIES TRUST
                                           ------------------------ ------------------------ -----------------------
                                            NUMBER OF                NUMBER OF                NUMBER OF
                                              SHARES       VALUE       SHARES       VALUE      SHARES       VALUE
                                           ----------- ------------ ----------- ------------ ---------- ------------
Electronic Distributors (0.3%)
CDW Computer Centers, Inc. ................        --          --       15,260   $ 622,608     15,260    $ 622,608
CompuCom Systems, Inc.* ...................   156,100   $ 546,350           --          --    156,100      546,350
                                                        ---------                ---------               ---------
                                                          546,350                  622,608               1,168,958
                                                        ---------                ---------               ---------
Electronic Equipment/Instruments (0.1%)
JDS Uniphase Corp. ........................        --          --       83,700     238,545     83,700      238,545
                                                        ---------                ---------               ---------
Electronic Production Equipment (1.6%)
Cymer, Inc. ...............................        --          --       16,300     385,495     16,300      385,495
KLA-Tencor Corp.* .........................    24,900     894,956       25,750     925,506     50,650    1,820,462
Lam Research Corp.* .......................    84,350     960,662           --          --     84,350      960,662
MKS Instruments, Inc.* ....................    60,500     756,250           --          --     60,500      756,250
Novellus Systems, Inc.* ...................    39,150   1,067,620       34,400     938,088     73,550    2,005,708
Synopsys, Inc.* ...........................    24,000   1,021,440       10,600     451,136     34,600    1,472,576
                                                        ---------                ---------               ---------
                                                        4,700,928                2,700,225               7,401,153
                                                        ---------                ---------               ---------
Engineering & Construction (0.4%)
Jacobs Engineering Group, Inc.* ...........    42,600   1,789,626           --          --     42,600    1,789,626
                                                        ---------                ---------               ---------

Finance/Rental/Leasing (1.0%)
American Capital Strategies, Ltd. .........        --          --       13,200     295,680     13,200      295,680
Comdisco Holding Company, Inc.* ...........     6,500     875,225           --          --      6,500      875,225
Doral Financial Corp. .....................    53,000   1,873,550       50,800   1,795,780    103,800    3,669,330
                                                        ---------                ---------               ---------
                                                        2,748,775                2,091,460               4,840,235
                                                        ---------                ---------               ---------
Financial Publishing/Services (1.2%)
Dun & Bradstreet Corp.* ...................    78,500   3,002,625           --          --     78,500    3,002,625
Moody's Corp. .............................        --          --       32,500   1,502,475     32,500    1,502,475
SunGard Data Systems Inc. .................        --          --       49,700   1,058,610     49,700    1,058,610
                                                        ---------                ---------               ---------
                                                        3,002,625                2,561,085               5,563,710
                                                        ---------                ---------               ---------
Food: Major Diversified (0.3%)
Del Monte Foods Co.* ......................   213,000   1,588,980           --          --    213,000    1,588,980
                                                        ---------                ---------               ---------

Food: Specialty/Candy (1.5%)
Hershey Foods Corp. .......................    52,500   3,289,650       15,950     999,427     68,450    4,289,077
Peet's Coffee & Tea, Inc.* ................   169,950   2,817,771           --          --    169,950    2,817,771
                                                        ---------                ---------               ---------
                                                        6,107,421                  999,427               7,106,848
                                                        ---------                ---------               ---------
Gas Distributors (0.5%)
UGI Corp. .................................    47,300   2,161,610           --          --     47,300    2,161,610
                                                        ---------                ---------               ---------

Home Building (1.0%)
NVR, Inc.* ................................    10,600   3,487,400        4,300   1,414,700     14,900    4,902,100
                                                        ---------                ---------               ---------
Home Furnishings (0.3%)
Newell Rubbermaid, Inc. ...................        --          --       48,950   1,387,733     48,950    1,387,733
                                                        ---------                ---------               ---------

                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                                                             COMBINED
                                                        MORGAN STANLEY                                    MORGAN STANLEY
                                                       DEVELOPING GROWTH          MORGAN STANLEY            DEVELOPING
                                                       SECURITIES TRUST        NEW DISCOVERIES FUND   GROWTH SECURITIES TRUST
                                                   ------------------------- ------------------------ -----------------------
                                                    NUMBER OF                 NUMBER OF                NUMBER OF
                                                      SHARES       VALUE        SHARES       VALUE      SHARES       VALUE
                                                   ----------- ------------- ----------- ------------ ---------- ------------
Hospital/Nursing Management (0.1%)
Universal Health Services, Inc. (Class B) .........        --           --       15,900   $ 648,243     15,900    $ 648,243
                                                                        --                ---------               ---------
Hotels/Resorts/Cruiselines (1.5%)
Carnival Corp. (Panama) ...........................        --           --       26,600     641,326     26,600      641,326
Royal Caribbean Cruises Ltd. ......................   414,400   $6,228,432           --          --    414,400    6,228,432
                                                                ----------                ---------               ---------
                                                                 6,228,432                  641,326               6,869,758
                                                                ----------                ---------               ---------
Industrial Specialties (0.2%)
Ecolab, Inc. ......................................        --           --       19,700     971,801     19,700      971,801
                                                                ----------                ---------               ---------
Information Technology Services (0.5%)
J.D. Edwards & Co. ................................        --           --       19,700     217,094     19,700      217,094
PeopleSoft, Inc.* .................................    96,900    1,482,570       41,000     627,300    137,900    2,109,870
                                                                ----------                ---------               ---------
                                                                 1,482,570                  844,394               2,326,964
                                                                ----------                ---------               ---------
Insurance Brokers/Services (1.0%)
ChoicePoint Inc. ..................................        --           --       29,433     997,778     29,433      997,778
Hilb, Rogal & Hamilton Co. ........................   102,850    3,213,034           --          --    102,850    3,213,034
Willis Group Holdings Ltd. ........................        --           --       22,600     626,020     22,600      626,020
                                                                ----------                ---------               ---------
                                                                 3,213,034                1,623,798               4,836,832
                                                                ----------                ---------               ---------
Internet Retail (0.2%)
Amazon.com, Inc. ..................................        --           --       29,000     754,870     29,000      754,870
                                                                ----------                ---------               ---------
Internet Software/Services (0.9%)
BEA Systems, Inc.* ................................   127,750    1,301,772       80,500     820,295    208,250    2,122,067
Siebel Systems, Inc. ..............................        --           --       56,150     449,762     56,150      449,762
Yahoo! Inc. .......................................        --           --       69,100   1,659,782     69,100    1,659,782
                                                                ----------                ---------               ---------
                                                                 1,301,772                2,929,839               4,231,611
                                                                ----------                ---------               ---------
Investment Managers (0.2%)
Affiliated Managers Group, Inc. ...................        --           --       25,850   1,074,584     25,850    1,074,584
                                                                ----------                ---------               ---------
Managed Health Care (2.0%)
Caremark Rx, Inc.* ................................   252,800    4,588,320       95,500   1,733,325    348,300    6,321,645
Mid Atlantic Medical Services, Inc.* ..............    30,700    1,244,885           --          --     30,700    1,244,885
WellPoint Health Networks, Inc. ...................        --           --       22,875   1,755,656     22,875    1,755,656
                                                                ----------                ---------               ---------
                                                                 5,833,205                3,488,981               9,322,186
                                                                ----------                ---------               ---------
Medical/Nursing Services (0.4%) ...................
Lincare Holdings, Inc. ............................        --           --       56,050   1,720,174     56,050    1,720,174
                                                                ----------                ---------               ---------
Medical Distributors (0.1%)
AmerisourceBergen Corp. ...........................        --           --       12,400     651,000     12,400      651,000
                                                                ----------                ---------               ---------
Medical Specialties (6.2%)
Beckman Coulter, Inc. .............................    45,700    1,555,171           --          --     45,700    1,555,171
DENTSPLY International, Inc. ......................    45,600    1,586,424           --          --     45,600    1,586,424
Merit Medical Systems, Inc.* ......................   128,250    2,443,162           --          --    128,250    2,443,162
St. Jude Medical, Inc.* ...........................    66,100    3,222,375       32,800   1,599,000     98,900    4,821,375

                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                              MORGAN STANLEY
                                                             DEVELOPING GROWTH          MORGAN STANLEY
                                                             SECURITIES TRUST        NEW DISCOVERIES FUND
                                                         ------------------------- -------------------------
                                                          NUMBER OF                 NUMBER OF
                                                            SHARES       VALUE        SHARES       VALUE
                                                         ----------- ------------- ----------- -------------
SurModics, Inc. * .......................................    59,300   $1,832,963           --
Varian Medical Systems, Inc.* ...........................   212,850   11,479,001       53,300   $2,874,469
Zimmer Holdings, Inc.* ..................................    14,600      709,998       40,000    1,945,200
                                                                      ----------                ----------
                                                                      22,829,094                 6,418,669
                                                                      ----------                ----------
Miscellaneous Commercial Services (2.2%)
Corporate Executive Board Co. (The)* ....................   101,900    3,629,678           --           --
Fair, Isaac, Inc. .......................................    72,850    3,702,237       32,900    1,671,978
Iron Mountain Inc. ......................................        --           --       38,575    1,475,493
                                                                      ----------                ----------
                                                                       7,331,915                 3,147,471
                                                                      ----------                ----------
Movies/Entertainment (0.6%)
Pixar, Inc.* ............................................    34,250    1,852,240       17,600      951,808
                                                                      ----------                ----------
Motor Vehicles (0.1%)
Harley-Davidson, Inc. ...................................        --           --       15,600      619,476
                                                                      ----------                ----------
Office Equipment/Supplies (0.3%)
Avery Dennison Corp. ....................................    24,300    1,425,681           --           --
                                                                      ----------                ----------
Oil & Gas Production (2.0%)
Apache Corp. ............................................     8,700      537,138           --           --
Burlington Resources, Inc. ..............................        --           --       20,400      973,284
Forest Oil Corp. ........................................        --           --       19,350      431,505
Hurricane Hydrocarbons Ltd. (Class A) (Canada)* .........   194,500    1,968,340           --           --
Kerr-McGee Corp. ........................................    11,000      446,710           --           --
Pioneer Natural Resources Co. ...........................        --           --       87,300    2,191,230
XTO Energy Inc. .........................................   145,733    2,768,927           --           --
                                                                      ----------                ----------
                                                                       5,721,115                 3,596,019
                                                                      ----------                ----------
Oil Refining/Marketing (0.4%)
Valero Energy Corp. .....................................    44,600    1,845,548           --           --
                                                                      ----------                ----------

Oilfield Services/Equipment (2.1%)
BJ Services Co.* ........................................    33,700    1,158,943       54,800    1,884,572
Halliburton Co. .........................................    66,000    1,368,180           --           --
Key Energy Services, Inc.* ..............................    90,050      907,704           --           --
Lone Star Technologies, Inc.* ...........................    53,200    1,123,584           --           --
Smith International, Inc.* ..............................    38,650    1,361,640       55,150    1,942,935
                                                                      ----------                ----------
                                                                       5,920,051                 3,827,507
                                                                      ----------                ----------
Other Consumer Services (4.2%)
Apollo Group, Inc. (Class A) ............................        --           --       25,550    1,274,945
Block (H.&R.), Inc. .....................................   100,750    4,301,018       37,300    1,592,337
Career Education Corp.* .................................    23,100    1,130,052           --           --
Corinthian Colleges, Inc.* ..............................    94,050    3,714,975           --           --
Expedia, Inc. * .........................................    16,500      852,390           --           --
Hotels.com (Class A)* ...................................    20,000    1,153,500           --           --
Weight Watchers International, Inc.* ....................    92,500    4,259,625       34,255    1,577,442
                                                                      ----------                ----------
                                                                      15,411,560                 4,444,724
                                                                      ----------                ----------




                                                                 COMBINED
                                                         MORGAN STANLEY DEVELOPING
                                                         GROWTH SECURITIES TRUST
                                                         ------------------------
                                                          NUMBER OF
                                                           SHARES       VALUE
                                                         ---------- -------------
SurModics, Inc. * .......................................  59,300    $1,832,963
Varian Medical Systems, Inc.* ........................... 266,150    14,353,470
Zimmer Holdings, Inc.* ..................................  54,600     2,655,198
                                                                     ----------
                                                                     29,247,763
                                                                     ----------
Miscellaneous Commercial Services (2.2%)
Corporate Executive Board Co. (The)* .................... 101,900     3,629,678
Fair, Isaac, Inc. ....................................... 105,750     5,374,215
Iron Mountain Inc. ......................................  38,575     1,475,493
                                                                     ----------
                                                                     10,479,386
                                                                     ----------
Movies/Entertainment (0.6%)
Pixar, Inc.* ............................................  51,850     2,804,048
                                                                     ----------
Motor Vehicles (0.1%)
Harley-Davidson, Inc. ...................................  15,600       619,476
                                                                     ----------
Office Equipment/Supplies (0.3%)
Avery Dennison Corp. ....................................  24,300     1,425,681
                                                                     ----------
Oil & Gas Production (2.0%)
Apache Corp. ............................................   8,700       537,138
Burlington Resources, Inc. ..............................  20,400       973,284
Forest Oil Corp. ........................................  19,350       431,505
Hurricane Hydrocarbons Ltd. (Class A) (Canada)* ......... 194,500     1,968,340
Kerr-McGee Corp. ........................................  11,000       446,710
Pioneer Natural Resources Co. ...........................  87,300     2,191,230
XTO Energy Inc. ......................................... 145,692     2,768,927
                                                                     ----------
                                                                      9,317,134
                                                                     ----------
Oil Refining/Marketing (0.4%)
Valero Energy Corp. .....................................  44,600     1,845,548
                                                                     ----------

Oilfield Services/Equipment (2.1%)
BJ Services Co.* ........................................  88,500     3,043,515
Halliburton Co. .........................................  66,000     1,368,180
Key Energy Services, Inc.* ..............................  90,050       907,704
Lone Star Technologies, Inc.* ...........................  53,200     1,123,584
Smith International, Inc.* ..............................  93,800     3,304,575
                                                                     ----------
                                                                      9,747,558
                                                                     ----------
Other Consumer Services (4.2%)
Apollo Group, Inc. (Class A) ............................  25,550     1,274,945
Block (H.&R.), Inc. ..................................... 138,050     5,893,355
Career Education Corp.* .................................  23,100     1,130,052
Corinthian Colleges, Inc.* ..............................  94,050     3,714,975
Expedia, Inc. * .........................................  16,500       852,390
Hotels.com (Class A)* ...................................  20,000     1,153,500
Weight Watchers International, Inc.* .................... 126,755     5,837,067
                                                                     ----------
                                                                     19,856,284
                                                                     ----------


                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                 MORGAN STANLEY
                                                                DEVELOPING GROWTH          MORGAN STANLEY
                                                                SECURITIES TRUST        NEW DISCOVERIES FUND
                                                            ------------------------- -------------------------
                                                             NUMBER OF                 NUMBER OF
                                                               SHARES       VALUE        SHARES       VALUE
                                                            ----------- ------------- ----------- -------------
Packaged Software (3.8%)
Adobe Systems, Inc. ........................................        --           --       36,450   $1,123,753
Hyperion Solutions Corp. ...................................        --           --       12,200      295,850
Intuit Inc.* ...............................................    80,350   $2,989,020       50,400    1,874,880
Mercury Interactive Corp.* .................................    54,000    1,602,720       28,950      859,236
Network Associates, Inc. ...................................        --           --       72,250      997,773
Quest Software, Inc. .......................................        --           --       30,600      275,400
Symantec Corp.* ............................................    84,150    3,296,997       28,950    1,134,261
VERITAS Software Corp.* ....................................   119,700    2,104,326       67,000    1,177,860
                                                                         ----------                ----------
                                                                          9,993,063                 7,739,013
                                                                         ----------                ----------
Pharmaceuticals: Other (1.2%)
Allergan, Inc. .............................................        --           --        9,000      613,890
Altana AG (ADR) (Germany)* .................................    28,900    1,366,681           --           --
Atlana AG (Germany)* .......................................    12,900      605,011           --           --
Teva Pharmaceutical Industries Ltd. (ADR) (Israel) .........    63,800    2,657,270       16,600      691,390
                                                                         ----------                ----------
                                                                          4,628,962                 1,305,280
                                                                         ----------                ----------
Precious Metals (0.0%)
Newmont Mining Corp. .......................................        --           --        8,900      232,735
                                                                                          ------   ----------
Property -- Casualty Insurers (0.7%)
Everest Re Group, Ltd. (Barbados) ..........................        --           --       22,200    1,270,062
RenaissanceRe Holdings Ltd. (Bermuda) ......................    46,150    1,848,308           --           --
                                                                         ----------                ----------
                                                                          1,848,308                 1,270,062
                                                                         ----------                ----------
Publishing: Newspapers (0.4%)
Media General, Inc. (Class A) ..............................    39,350    1,937,594           --           --
                                                                         ----------                ----------
Recreational Products (2.3%)
Electronic Arts Inc. .......................................        --           --       35,650    2,090,516
International Game Technology* .............................    65,500    5,364,450       19,150    1,568,385
Mattel, Inc. ...............................................        --           --       85,400    1,921,500
                                                                         ----------                ----------
                                                                          5,364,450                 5,580,401
                                                                         ----------                ----------
Regional Banks (0.7%)
Banknorth Group, Inc. ......................................    77,150    1,682,642           --           --
UCBH Holdings, Inc. ........................................    33,600    1,477,728           --           --
                                                                         ----------                ----------
                                                                          3,160,370                        --
                                                                         ----------                ----------
Restaurants (5.1%)
Brinker International, Inc.* ...............................    76,700    2,339,350           --           --
CBRL Group, Inc. ...........................................        --           --       28,450      780,952
Chicago Pizza & Browery, Inc.* .............................   107,100      751,842           --           --
Krispy Kreme Doughnuts, Inc. ...............................        --           --       26,950      912,527
Outback Steakhouse, Inc. (The) .............................    81,950    2,899,391       35,550    1,257,759
P.F. Chang's China Bistro, Inc.* ...........................    49,250    1,822,250           --           --
Sonic Corp.* ...............................................   218,550    5,564,283           --           --
Starbucks Corp.* ...........................................   126,100    3,248,336       58,100    1,496,656



                                                                    COMBINED
                                                            MORGAN STANLEY DEVELOPING
                                                            GROWTH SECURITIES TRUST
                                                            ------------------------
                                                             NUMBER OF
                                                              SHARES       VALUE
                                                            ---------- -------------
Packaged Software (3.8%)
Adobe Systems, Inc. ........................................  36,450    $1,123,753
Hyperion Solutions Corp. ...................................  12,200       295,850
Intuit Inc.* ............................................... 130,750     4,863,900
Mercury Interactive Corp.* .................................  82,950     2,461,956
Network Associates, Inc. ...................................  72,250       997,773
Quest Software, Inc. .......................................  30,600       275,400
Symantec Corp.* ............................................ 113,100     4,431,258
VERITAS Software Corp.* .................................... 186,700     3,282,186
                                                                        ----------
                                                                        17,732,076
                                                                        ----------
Pharmaceuticals: Other (1.2%)
Allergan, Inc. .............................................   9,000       613,890
Altana AG (ADR) (Germany)* .................................  28,900     1,366,681
Atlana AG (Germany)* .......................................  12,900       605,011
Teva Pharmaceutical Industries Ltd. (ADR) (Israel) .........  80,400     3,348,660
                                                                        ----------
                                                                         5,934,242
                                                                        ----------
Precious Metals (0.0%)
Newmont Mining Corp. .......................................   8,900       232,735
                                                             -------    ----------
Property -- Casualty Insurers (0.7%)
Everest Re Group, Ltd. (Barbados) ..........................  22,200     1,270,062
RenaissanceRe Holdings Ltd. (Bermuda) ......................  46,150     1,848,308
                                                                        ----------
                                                                         3,118,370
                                                                        ----------
Publishing: Newspapers (0.4%)
Media General, Inc. (Class A) ..............................  39,350     1,937,594
                                                                        ----------
Recreational Products (2.3%)
Electronic Arts Inc. .......................................  35,650     2,090,516
International Game Technology* .............................  84,650     6,932,835
Mattel, Inc. ...............................................  85,400     1,921,500
                                                                        ----------
                                                                        10,944,851
                                                                        ----------
Regional Banks (0.7%)
Banknorth Group, Inc. ......................................  77,150     1,682,642
UCBH Holdings, Inc. ........................................  33,600     1,477,728
                                                                        ----------
                                                                         3,160,370
                                                                        ----------
Restaurants (5.1%)
Brinker International, Inc.* ...............................  76,700     2,339,350
CBRL Group, Inc. ...........................................  28,450       780,952
Chicago Pizza & Browery, Inc.* ............................. 107,100       751,842
Krispy Kreme Doughnuts, Inc. ...............................  26,950       912,527
Outback Steakhouse, Inc. (The) ............................. 117,500     4,157,150
P.F. Chang's China Bistro, Inc.* ...........................  49,250     1,822,250
Sonic Corp.* ............................................... 218,550     5,564,283
Starbucks Corp.* ........................................... 184,200     4,744,992

                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                       MORGAN STANLEY                                        COMBINED
                                                      DEVELOPING GROWTH          MORGAN STANLEY      MORGAN STANLEY DEVELOPING
                                                      SECURITIES TRUST        NEW DISCOVERIES FUND   GROWTH SECURITIES TRUST
                                                  ------------------------- ------------------------ ------------------------
                                                   NUMBER OF                 NUMBER OF                NUMBER OF
                                                     SHARES       VALUE        SHARES       VALUE      SHARES       VALUE
                                                  ----------- ------------- ----------- ------------ ---------- -------------
Wendy's International, Inc. ......................    42,150   $1,159,547       34,150   $ 939,467     76,300    $2,099,014
Yum! Brands, Inc. ................................        --           --       34,950     850,334     34,950       850,334
                                                               ----------                ---------               ----------
                                                               17,784,999                6,237,695               24,022,694
                                                               ----------                ---------               ----------
Savings Banks (1.8%)
New York Community Bancorp, Inc. .................    60,350    1,798,430           --          --     60,350     1,798,430
Provident Financial Services, Inc.* ..............   237,300    3,751,713           --          --    237,300     3,751,713
TierOne Corp.* ...................................   185,400    3,049,830           --          --    185,400     3,049,830
                                                               ----------                ---------               ----------
                                                                8,599,973                       --                8,599,973
                                                               ----------                ---------               ----------
Semiconductors (4.6%)
Altera Corp.* ....................................   242,700    3,286,158       71,100     962,694    313,800     4,248,852
Broadcom Corp. (Class A) .........................        --           --       23,050     284,667     23,050       284,667
Exar Corp.* ......................................   294,600    3,744,366           --          --    294,600     3,744,366
Integrated Circuit Systems, Inc. .................        --           --       12,200     264,740     12,200       264,740
International Rectifier Corp.* ...................    65,500    1,288,385           --          --     65,500     1,288,385
Intersil Corp. (Class A) .........................        --           --       25,750     400,670     25,750       400,670
Marvell Technology Group Ltd. (Bermuda)* .........    92,200    1,953,718       33,800     716,222    126,000     2,669,940
Maxim Integrated Products, Inc. ..................    51,000    1,842,120        8,100     292,572     59,100     2,134,692
Microchip Technology Inc. ........................   115,662    2,301,674       37,350     743,265    153,012     3,044,939
Xilinx, Inc.* ....................................   134,000    3,136,940       32,700     765,507    166,700     3,902,447
                                                               ----------                ---------               ----------
                                                               17,553,361                4,430,337               21,983,698
                                                               ----------                ---------               ----------
Services to the Health Industry (3.5%)
Accredo Health, Inc.* ............................    45,100    1,097,689       33,300     810,488     78,400     1,908,177
Laboratory Corp. of America Holdings* ............    62,000    1,838,300           --          --     62,000     1,838,300
Stericycle, Inc.* ................................   301,700   11,340,903       43,900   1,650,201    345,600    12,991,104
                                                               ----------                ---------               ----------
                                                               14,276,892                2,460,689               16,737,581
                                                               ----------                ---------               ----------
Specialty Stores (2.5%)
AutoZone, Inc. ...................................        --           --        7,300     501,583      7,300       501,583
Bed Bath & Beyond Inc.* ..........................    90,350    3,120,689       38,100   1,315,974    128,450     4,436,663
Dick's Sporting Goods, Inc.* .....................   100,100    2,293,291           --          --    100,100     2,293,291
Tractor Supply Company* ..........................   140,300    4,632,706           --          --    140,300     4,632,706
                                                               ----------                ---------               ----------
                                                               10,046,686                1,817,557               11,864,243
                                                               ----------                ---------               ----------
Specialty Telecommunications (0.8%)
American Tower Corp. (Class A) ...................        --           --       56,800     313,536     56,800       313,536
Boston Communications Group, Inc.* ...............   107,000    1,675,620           --          --    107,000     1,675,620
Citizens Communications Co. ......................        --           --       29,200     291,416     29,200       291,416
IDT Corp. (Class B)* .............................    98,400    1,484,856           --          --     98,400     1,484,856
                                                               ----------                ---------               ----------
                                                                3,160,476                  604,952                3,765,428
                                                               ----------                ---------               ----------
Telecommunication Equipment (1.7%)
Garmin Ltd. (Cayman Islands)* ....................    30,800    1,102,640        9,000     322,200     39,800     1,424,840
RF Micro Devices, Inc. ...........................        --           --       68,900     415,398     68,900       415,398
Trimble Navigation Ltd.* .........................    58,400    1,106,096           --          --     58,400     1,106,096
UTStarcom, Inc.* .................................   235,200    4,701,648       26,300     525,737    261,500     5,227,385
                                                               ----------                ---------               ----------
                                                                6,910,384                1,263,335                8,173,719
                                                               ----------                ---------               ----------

                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                         MORGAN STANLEY
                                                        DEVELOPING GROWTH            MORGAN STANLEY
                                                        SECURITIES TRUST          NEW DISCOVERIES FUND
                                                   --------------------------- ---------------------------
                                                    NUMBER OF                   NUMBER OF
                                                      SHARES        VALUE         SHARES        VALUE
                                                   ----------- --------------- ----------- ---------------
Trucking (0.3%)
Landstar System, Inc.* ............................    27,600   $ 1,587,000            --            --
                                                                -----------                          --
Water Utilities (1.2%)
Philadelphia Suburban Corp. .......................   249,050     5,466,648            --            --
                                                                -----------                          --
Wireless Telecommunications (1.3%)
Nextel Communications, Inc. (Class A)* ............   315,100     4,219,189       116,500   $ 1,559,935
Sprint Corp. (PCS Group) ..........................        --            --       118,900       518,404
                                                                -----------                 -----------
                                                                  4,219,189                   2,078,339
                                                                -----------                 -----------
TOTAL COMMON STOCKS
(Cost $322,968,899, $122,525,650, and $445,494,549,
 respectively) ....................................             328,022,943                 124,773,422
                                                                -----------                 -----------



                                                            COMBINED
                                                   MORGAN STANLEY DEVELOPING
                                                    GROWTH SECURITIES TRUST
                                                   --------------------------
                                                    NUMBER OF
                                                     SHARES        VALUE
                                                   ---------- ---------------
Trucking (0.3%)
Landstar System, Inc.* ............................  27,600    $ 1,587,000
                                                               -----------
Water Utilities (1.2%)
Philadelphia Suburban Corp. ....................... 249,050      5,466,648
                                                               -----------
Wireless Telecommunications (1.3%)
Nextel Communications, Inc. (Class A)* ............ 431,600      5,779,124
Sprint Corp. (PCS Group) .......................... 118,900        518,404
                                                               -----------
                                                                 6,297,528
                                                               -----------
TOTAL COMMON STOCKS
(Cost $322,968,899, $122,525,650, and $445,494,549,
 respectively) ....................................            452,796,365
                                                               -----------


                                                                 PRINCIPAL               PRINCIPAL        PRINCIPAL
                                            COUPON    MATURITY   AMOUNT IN               AMOUNT IN        AMOUNT IN
                                             RATE       DATE     THOUSANDS               THOUSANDS        THOUSANDS
                                            ------- ----------  -----------              ---------        ---------
CONVERTIBLE BONDS (1.5%)
Cable/Satellite TV (0.9%)
EchoStar Communications Corp. ..........     4.875%  01/01/07      $4,240    4,107,500      --      --      $4,240    4,107,500
                                                                             ---------              --                ---------
Oilfield Services/Equipment (0.1%)
Key Energy Group, Inc. .................     5.00    09/15/04         380      370,975      --      --         380      370,975
                                                                             ---------              --                ---------
Semiconductors (0.5%)
ASM Lithography Holding N.V. --
 144A** (Netherlands) ..................     4.25    11/30/04       2,900    2,657,270      --      --       2,900    2,657,270
                                                                             ---------              --                ---------
TOTAL CONVERTIBLE BONDS
(Cost $6,897,362, $0, and $6,897,362,
 respectively) .........................                                     7,135,745              --                7,135,745
                                                                             ---------              --                ---------



                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST


            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                    MORGAN STANLEY
                                                                  DEVELOPING GROWTH
                                                                   SECURITIES TRUST
                                                             ----------------------------
                                                              PRINCIPAL
                                         COUPON    MATURITY   AMOUNT IN
                                          RATE       DATE     THOUSANDS        VALUE
                                      ----------- ---------- ----------- ----------------
SHORT-TERM
 INVESTMENTS (3.0%)
REPURCHASE AGREEMENTS
Joint repurchase agreement
 account (dated 03/31/03;
 proceeds $14,323,535) (a)
 (Cost $13,607,000, $716,000, and
 $14,323,000, respectively).......... 1.345%      04/01/03   $13,607       $ 13,607,000
                                                                           ------------
TOTAL INVESTMENTS
 (Cost $343,473,261,
 $123,241,650, and $466,714,911,
 respectively) (b) ..................                                       348,765,688
LIABILITIES IN EXCESS OF
 OTHER ASSETS .......................                                        (1,072,978)
                                                                           ------------
NET ASSETS ..........................                                      $347,692,710
                                                                           ============



                                                                             COMBINED
                                             MORGAN STANLEY         MORGAN STANLEY DEVELOPING
                                          NEW DISCOVERIES FUND       GROWTH SECURITIES TRUST
                                      ---------------------------- ----------------------------
                                       PRINCIPAL                    PRINCIPAL
                                       AMOUNT IN                    AMOUNT IN
                                       THOUSANDS        VALUE       THOUSANDS        VALUE
                                      ----------- ---------------- ----------- ----------------
SHORT-TERM
 INVESTMENTS (3.0%)
REPURCHASE AGREEMENTS
Joint repurchase agreement
 account (dated 03/31/03;
 proceeds $14,323,535) (a)
 (Cost $13,607,000, $716,000, and
 $14,323,000, respectively).......... $716          $    716,000    $ 14,323     $ 14,323,000
                                                    ------------                 ------------
TOTAL INVESTMENTS
 (Cost $343,473,261,
 $123,241,650, and $466,714,911,
 respectively) (b) ..................                125,489,422       100.2%     474,255,110
LIABILITIES IN EXCESS OF
 OTHER ASSETS .......................                   (220,891)      ( 0.2)      (1,293,869)
                                                    ------------    --------     ------------
NET ASSETS ..........................               $125,268,531       100.0%    $472,961,241
                                                    ============    ========     ============

----------
ADR American Depository Receipt.

*     Non-income producing security.

**    Resale is restricted to qualified institutional investors.

(a)   Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.




                                                                   GROSS            GROSS            NET
                                                                UNREALIZED       UNREALIZED       UNREALIZED
                                                               APPRECIATION     DEPRECIATION     APPRECIATION
                                                              --------------   --------------   -------------
Morgan Stanley Developing Growth Securities Trust .........    $24,114,755      $18,822,328      $5,292,427
Morgan Stanley New Discoveries Fund .......................     11,109,997        8,862,225      $2,247,772
                                                               -----------      -----------      ----------
Combined -- Morgan Stanley Developing Growth Securities
 Trust ....................................................    $35,224,752      $27,684,553      $7,540,199
                                                               ===========      ===========      ==========

                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

                        PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                          MARCH 31, 2003 (UNAUDITED)


                                                               MORGAN STANLEY     MORGAN STANLEY
                                                             DEVELOPING GROWTH   NEW DISCOVERIES
                                                              SECURITIES TRUST         FUND
                                                            ------------------- -----------------
ASSETS:
Investments in securities, at value (cost $343,473,261,
 $123,241,650 and $466,714,911, respectively) .............   $ 348,765,688    $ 125,489,422
Cash ......................................................              --            8,723
Receivable for:
 Investments sold .........................................      10,809,557        1,384,942
 Shares of beneficial interest sold .......................         642,514           17,043
 Interest .................................................          94,448               27
 Dividends ................................................          90,100           18,573
Prepaid expenses and other assets .........................          93,554           63,156
                                                              -------------    -------------
 TOTAL ASSETS .............................................     360,495,861      126,981,886
                                                              -------------    -------------
LIABILITIES:
Payable for:
 Investments purchased ....................................      11,787,963        1,163,362
 Shares of beneficial interest redeemed ...................         474,166          246,217
 Distribution fee .........................................         222,232           95,337
 Investment management fee ................................         147,238          106,051
Accrued expenses and other payables .......................         171,552          102,388
                                                              -------------    -------------
 TOTAL LIABILITIES ........................................      12,803,151        1,713,355
                                                              -------------    -------------
 NET ASSETS ...............................................   $ 347,692,710    $ 125,268,531
                                                              =============    =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................   $ 685,320,421    $ 476,041,826
Net unrealized appreciation ...............................       5,292,427        2,247,772
Accumulated net investment loss ...........................      (2,153,092)      (1,814,678)
Accumulated net realized loss .............................    (340,767,046)    (351,206,389)
                                                              -------------    -------------
 NET ASSETS ...............................................   $ 347,692,710    $ 125,268,531
                                                              =============    =============
CLASS A SHARES:
Net Assets ................................................   $  17,348,304    $  11,881,320
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................       1,322,907        2,974,805
 NET ASSET VALUE PER SHARE ................................   $       13.11    $        3.99
                                                              =============    =============
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .........   $       13.84    $        4.21
                                                              =============    =============
CLASS B SHARES:
Net Assets ................................................   $ 251,134,607    $  88,216,084
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................      20,307,650       22,516,184
 NET ASSET VALUE PER SHARE ................................   $       12.37    $        3.92
                                                              =============    =============
CLASS C SHARES:
Net Assets ................................................   $   5,542,624    $  21,449,315
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................         447,041        5,491,325
 NET ASSET VALUE PER SHARE ................................   $       12.40    $        3.91
                                                              =============    =============
CLASS D SHARES:
Net Assets ................................................   $  73,667,175    $   3,721,812
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................       5,525,618          926,747
 NET ASSET VALUE PER SHARE ................................   $       13.33    $        4.02
                                                              =============    =============



                                                                                       COMBINED
                                                                                    MORGAN STANLEY
                                                                  PRO FORMA        DEVELOPING GROWTH
                                                                 ADJUSTMENTS       SECURITIES TRUST
                                                            --------------------- ------------------
ASSETS:
Investments in securities, at value (cost $343,473,261,
 $123,241,650 and $466,714,911, respectively) .............      --                 $  474,255,110
Cash ......................................................      --                          8,723
Receivable for:
 Investments sold .........................................      --                     12,194,499
 Shares of beneficial interest sold .......................      --                        659,557
 Interest .................................................      --                         94,475
 Dividends ................................................      --                        108,673
Prepaid expenses and other assets .........................      --                        156,710
                                                            -------------           --------------
 TOTAL ASSETS .............................................      --                    487,477,747
                                                            -------------           --------------
LIABILITIES:
Payable for:
 Investments purchased ....................................      --                       12,951,325
 Shares of beneficial interest redeemed ...................      --                          720,383
 Distribution fee .........................................      --                          317,569
 Investment management fee ................................      --                          253,289
Accrued expenses and other payables .......................      --                        273,940
                                                            -------------           --------------
 TOTAL LIABILITIES ........................................      --                     14,516,506
                                                            -------------           --------------
 NET ASSETS ...............................................      --                 $  472,961,241
                                                            =============           ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................      --                 $1,161,362,247
Net unrealized appreciation ...............................      --                      7,540,199
Accumulated net investment loss ...........................      --                     (3,967,770)
Accumulated net realized loss .............................      --                   (691,973,435)
                                                            -------------           --------------
 NET ASSETS ...............................................      --                 $  472,961,241
                                                            =============           ==============
CLASS A SHARES:
Net Assets ................................................                         $   29,229,624
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................    (2,068,526)(1)            2,229,186
 NET ASSET VALUE PER SHARE ................................                         $        13.11
                                                                                    ==============
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .........                         $        13.84
                                                                                    ==============
CLASS B SHARES:
Net Assets ................................................      --                 $  339,350,691
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................   (15,384,730)(1)           27,439,104
 NET ASSET VALUE PER SHARE ................................                         $        12.37
                                                                                    ==============
CLASS C SHARES:
Net Assets ................................................      --                 $   26,991,939
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................    (3,761,542)(1)            2,176,824
 NET ASSET VALUE PER SHARE ................................                         $        12.40
                                                                                    ==============
CLASS D SHARES:
Net Assets ................................................      --                 $   77,388,987
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................      (647,541)(1)            5,804,824
 NET ASSET VALUE PER SHARE ................................                         $        13.33
                                                                                    ==============

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current New Discoveries Fund shares outstanding.


                 See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

                        PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)




                                                                                                                    COMBINED
                                                        MORGAN STANLEY     MORGAN STANLEY       PRO FORMA        MORGAN STANLEY
                                                      DEVELOPING GROWTH   NEW DISCOVERIES      ADJUSTMENTS      DEVELOPING GROWTH
                                                       SECURITIES TRUST         FUND             (NOTE 3)       SECURITIES TRUST
                                                     ------------------- ----------------- ------------------- ------------------
NET INVESTMENT LOSS:
INCOME
Dividends (net of $8,954, $1,262 and $10,216 foreign
 withholding tax, respectively) ....................   $    1,541,801      $     414,110            --           $    1,955,911
Interest ...........................................          344,267             41,886            --                  386,153
                                                       --------------      -------------   --------------        --------------
 TOTAL INCOME ......................................        1,886,068            455,996            --             2,342,064
                                                       --------------      -------------   --------------        --------------
EXPENSES
Plan of distribution fee (Class A shares) ..........           33,451             38,983            --                   72,434
Plan of distribution fee (Class B shares) ..........        3,185,798          1,177,383            --                4,363,181
Plan of distribution fee (Class C shares) ..........           66,360            279,160            --                  345,520
Investment management fee ..........................        2,060,254          1,669,269         (854,178)(1)         2,875,345
Transfer agent fees and expenses ...................        1,180,987            609,580           83,800 (3)         1,874,367
Registration fees ..................................           73,215             55,656          (43,218)(2)            85,653
Custodian fees .....................................           58,657             49,581            --                  108,238
Shareholder reports and notices ....................           92,599             87,460          (52,476)(2)
                                                                                                   76,500 (3)           204,083
Professional fees ..................................           59,862             54,082          (54,082)(2)
                                                                                                   39,000 (3)            98,862
Trustees' fees and expenses ........................           20,104             13,090          (13,090)(2)            20,104
Other ..............................................           19,865              9,451             (610)(2)            28,706
                                                       --------------      -------------   --------------        --------------
 TOTAL EXPENSES ....................................        6,851,152          4,043,695         (849,254)           10,076,493
                                                       --------------      -------------   --------------        --------------
 NET INVESTMENT LOSS ...............................       (4,965,084)        (3,587,699)         849,254            (7,734,429)
                                                       --------------      -------------   --------------        --------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss ..................................      (76,212,697)       (42,380,075)                          (118,592,772)
Net change in unrealized appreciation/depreciation .      (59,985,936)       (20,880,299)           --              (80,866,235)
                                                       --------------      -------------   --------------        --------------
 NET LOSS ..........................................     (136,198,633)       (63,260,374)           --             (199,459,007)
                                                       --------------      -------------   --------------        --------------
NET DECREASE .......................................   $ (141,163,717)     $ (66,848,073)     $   849,254        $ (207,193,436)
                                                       ==============      =============   ==============        ==============

----------
(1) Reflects adjustment to investment management fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by New Discoveries Fund, approximate $199,300.













                  See Notes to Pro Forma Financial Statements.

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 2003, reflect the accounts of Morgan Stanley Developing Growth Securities Trust ("Developing Growth") and Morgan Stanley New Discoveries Fund ("New Discoveries").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of New Discoveries in exchange for shares in Developing Growth. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Developing Growth which would have been issued on March 31, 2003 in connection with the proposed reorganization. Shareholders of New Discoveries would become shareholders of Developing Growth receiving shares of the corresponding class of Developing Growth equal to the value of their holdings in New Discoveries. The amount of additional shares assumed to be issued was calculated based on the March 31, 2003 net assets of New Discoveries and the net asset value per share of Developing Growth as follows:




                                                CLASS A            CLASS B            CLASS C           CLASS D
                                           ----------------   ----------------   ----------------   ---------------
Additional Shares Issued ...............      906,279              7,131,454          1,729,783           279,206
Net Assets -- New Discoveries ..........   $11,881,320           $88,216,084        $21,449,315        $3,721,812
Net Asset Value Per Share --
 Developing Growth .....................       $13.11                 $12.37             $12.40            $13.33

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Developing Growth at the combined level of average net assets for the twelve months ended March 31, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio. New Discoveries is not required to sell any securities in connection with the reorganization.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                    Your Proxy Vote is important!

                    And now you can Vote your Proxy on the PHONE or the INTERNET.

                    It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

                    It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

                    It's Easy! Just follow these simple steps:

                    1. Read your proxy statement and have it at hand.

                    2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

                    3. Enter your 14 digit Control Number from your Proxy Card.

                    4. Follow the recorded or on-screen directions.

                    5. Do not mail your Proxy Card when you vote by phone or Internet.


                 Please detach at perforation before mailing.


PROXY                 MORGAN STANLEY NEW DISCOVERIES FUND                PROXY
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley New Discoveries Fund to be held in Conference Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, at 10:00 a.m., New York time, on December 16, 2003 and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting dated October 14, 2003.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                    VOTE VIA THE TELEPHONE: 1-866-241-6192
                    -----------------------------------------------------------
                    CONTROL NUMBER: 999 99999 999 999
                    -----------------------------------------------------------

                    Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                    -----------------------------------------------------------
                    Signature

                    -----------------------------------------------------------
                    Signature (if held jointly)

                    -----------------------------------------------------------
                    Date                                              13601_NDF

                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT









                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY




                  Please detach at perforation before mailing.


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY NEW DISCOVERIES FUND RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION.


PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


                                                                                     FOR       AGAINST        ABSTAIN
1.   To consider and vote upon an Agreement and Plan of Reorganization, dated        [ ]         [ ]             [ ]
     July 31, 2003, between Morgan Stanley New Discoveries Fund and Morgan
     Stanley Developing Growth Securities Trust, purusuant to which substantially all of the assets of Morgan Stanley New Discoveries Fund would be combined with those of Morgan Stanley Developing Growth Securities
     Trust and shareholders of Morgan Stanley New Discoveries Fund would become shareholders of Morgan Stanley Developing Growth Securities Trust receiving shares of Morgan Stanley Developing Growth Securities Trust with a value equal to the value of their holdings in Morgan Stanley New Discoveries
     Fund; and

2.   To act upon such other matters as may properly come before the Meeting.

                                                                       13601_NDF

        WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.